As filed with the SEC on March 16, 2021

1933 Act Registration File No. 333-253069

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 1____⬜ Post-Effective Amendment No. ____

(Check appropriate box or boxes)

VICTORY PORTFOLIOS

(Exact Name of Registrant as Specified in Charter)

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44144

(Address of Principal Executive Office)

(877) 660-4400

(Area Code and Telephone Number)

Copy to:

Christopher K. Dyer	Jay G. Baris
Victory Portfolios	Sidley Austin LLP
4900 Tiedeman Road, 4th Floor	787 Seventh Avenue
New York, New York, 10019
Brooklyn, Ohio 44144

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

Title of Securities Being Registered: Class A and Class I shares of Victory THB US Small Opportunities Fund.

No filing fee is due because an indefinite number of shares has been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

The Advisors' Inner Circle Fund

THB Asset Management MicroCap Fund

Dear Shareholder:

A meeting of shareholders (the "Meeting") of THB Asset Management MicroCap Fund (the "Acquired Fund" or the "THB Fund"), a series of The Advisors' Inner Circle Fund ("AIC Trust") has been scheduled for April 21, 2021, at 10:30 a.m. Eastern Time. Due to the public health impact of the coronavirus pandemic ("COVID-19"), the Meeting will be held in virtual conference call format only.

The purpose of the Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the "Agreement") under which the Acquired Fund will reorganize (the "Reorganization") into Victory THB US Small Opportunities Fund, a newly created series (the "Acquiring Fund") of Victory Portfolios (the "Acquiring Trust"), a registered investment company advised by Victory Capital Management Inc. ("Victory Capital"). If approved by shareholders, the Reorganization is proposed to close after the close of business on April 30, 2021.

The Reorganization is recommended in connection with the purchase by Victory Capital of certain assets and liabilities of the Acquired Fund's investment adviser, Thomson Horstmann & Bryant, Inc. ("THB"), from its current shareholders (the "Transaction"). The closing of the Transaction occurred on March 1, 2021. Upon the closing of the Transaction, the investment professionals of THB who managed the Acquired Fund became employees of Victory Capital and have continued to manage the Acquired Fund uninterrupted under an interim investment advisory agreement approved by the Board of Trustees of the AIC Trust (the "AIC Board") pending shareholder approval of the Reorganization.

If shareholders of the Acquired Fund approve the Agreement described in the accompanying materials, they will become shareholders of the Acquiring Fund with Victory Capital as the investment adviser. The investment objective of the Acquiring Fund will be identical to that of the Acquired Fund and the principal investment strategies, investment process and principal risks of the Acquiring Fund will be substantially similar to those of the Acquired Fund. Victory Capital will employ the Acquired Fund's current THB investment management team to manage the Acquiring Fund after the Reorganization. No material change in the day-to-day portfolio management of the Acquired Fund is expected as a result of the Reorganization.

The Reorganization is expected to be a tax-free "reorganization" under Section 368(a) of the Internal Revenue Code. Accordingly, it is expected that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the combined prospectus/proxy statement.

No sales charges (including contingent deferred sales charges) will be assessed on shares of the Acquiring Fund received by Acquired Fund shareholders as a result of the Reorganization. In addition, Victory Capital has agreed to contractually limit the Acquiring Fund's total operating expenses for all classes of shares so that, on a net basis, such expenses are expected to be no greater than the Acquired Fund's current operating expenses for at least two years following the closing of the Reorganization (the "expense limitation agreement"). Accordingly, as described in more detail in the combined proxy statement/prospectus, it is expected that the expenses associated with investing in the Acquiring Fund will be the same as the current expenses associated with investing in the Acquired Fund for at least two years following the Reorganization. The Acquiring Fund may experience higher total operating expenses after that date if the expense limitation agreement is not renewed.

The AIC Board believes that approval of the Reorganization is in the best interests of the Acquired Fund. Accordingly, the AIC Board recommends that you vote in favor of the Agreement related to the Reorganization of the Acquired Fund into the Acquiring Fund.

Detailed information about the proposed Reorganization and the reasons for the AIC Board's approval of the Agreement are contained in the enclosed combined prospectus/proxy statement.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card as soon as possible. A self- addressed, postage-paid envelope has been enclosed for your convenience. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by telephone:

(1)Read the combined prospectus/proxy statement and have the enclosed proxy card at hand.

(2)Call the toll-free number that appears on the enclosed proxy card.

(3)Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by Internet:

(1)Read the combined prospectus/proxy statement and have the enclosed proxy card at hand.

(2)Go to the website that appears on the enclosed proxy card.

(3)Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

Whichever method you choose, please read the enclosed combined prospectus/proxy statement carefully before you vote.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards or record separate votes via telephone or the Internet for each of your accounts. We have provided return envelopes for each proxy card, which require no postage if mailed in the United States.

Thank you for taking the time to consider this important Reorganization proposal and for your continuing investment in the THB Fund. If you have any questions regarding the proposed Reorganization to be voted on, please do not hesitate to call our proxy information line at 800-467-0743. Representatives are available to answer your call Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Sincerely,

[ ], 2021

NOTICE OF MEETING OF SHAREHOLDERS

The Advisors' Inner Circle Fund

THB Asset Management MicroCap Fund

To be held April 21, 2021

A Meeting of Shareholders (the "Meeting") of THB Asset Management MicroCap Fund (the "Acquired Fund"), a separate series of The Advisors' Inner Circle Fund ("AIC Trust"), will be held on April 21, 2021, at 10:30 a.m. Eastern Time. Due to the public health impact of the coronavirus pandemic (COVID-19), the Meeting will be held in virtual conference call format only. At the Meeting, shareholders of the Acquired Fund will consider the following proposal with respect to the Acquired Fund:

•To approve an Agreement and Plan of Reorganization (the "Agreement") by and among AIC Trust, individually and on behalf of the Acquired Fund, Victory Portfolios, individually and on behalf of the Victory THB US Small Opportunities Fund (the "Acquiring Fund"), Thomson Horstmann & Bryant, Inc. and Victory Capital Management Inc., providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, in exchange for Class A shares and Class I shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of Investor Class shares and Institutional Class shares, respectively, of the Acquired Fund; and (c) the liquidation and termination of the Acquired Fund.

Please carefully read the enclosed combined prospectus/proxy statement. It discusses the proposal in more detail.

While shareholders are encouraged to cast their proxy vote prior to the Meeting date so that the Acquired Fund may reach a quorum, if you were a shareholder of the Acquired Fund as of the close of business on March 12, 2021, you may attend the Meeting via conference call. If you wish to attend the Meeting via conference call, please send an email to attendameeting@astfinancial.com . Please use the e-mail subject line "THB Special Meeting," and include in your email your full name along with your request for the conference line number. That number will be sent back to you, allowing you to attend the Meeting. Requests to attend the Meeting via conference call must be received no later than 1:00 p.m. Eastern Time, on April 20, 2021.

If you attend the Meeting via conference call, you will have the opportunity to (i) join the Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Meeting via the Internet or by telephone only, using the website or phone number provided in the proxy card. If your shares are held of record by a broker-dealer, you may still attend the Meeting via conference call, but if you wish to vote during the course of the Meeting, you will need to obtain a legal proxy from your broker of record. Legal proxies must be submitted to AST Fund Solutions by 1:00 p.m., Eastern Time, on April 20, 2021.

If you are unable to attend the Meeting either via conference call, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, so that the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote prior to or at the Meeting even though a proxy has already been returned by providing written notice to the AIC Trust, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting during the course of the Meeting.

The Board of Trustees of AIC Trust recommends that you vote FOR the proposed Reorganization of the Acquired Fund into the Acquiring Fund.

By order of the Board of Trustees

Michael Beattie, President

March [ ] , 2021

The Advisors' Inner Circle Fund

THB Asset Management MicroCap Fund

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

March [   ], 2021

This is a brief overview of the reorganization proposed for the THB Asset Management MicroCap Fund. We encourage you to read the full text of the enclosed combined prospectus/proxy statement.

Q: Why am I being asked to vote?

As announced on November 4, 2020, Victory Capital Management Inc. ("Victory Capital") entered into an agreement to acquire certain assets, intellectual property, books & records, and liabilities of Thomson Horstmann & Bryant, Inc. ("THB"), the investment adviser to the THB Asset Management MicroCap Fund ("Acquired Fund"), a series of The Advisors' Inner Circle Fund (the "AIC Trust"), from its current shareholders (the "Transaction"). The closing of the Transaction occurred on March 1, 2021. Upon the closing of the Transaction, the investment professionals of THB who managed the Acquired Fund became employees of Victory Capital and have continued to manage the Acquired Fund uninterrupted under an interim investment advisory agreement approved by the Board of Trustees of the AIC Trust (the "AIC Board") pending shareholder approval of the reorganization of the Acquired Fund into the Victory THB US Small Opportunities Fund (the "Acquiring Fund"), a series of Victory Portfolios (the "Acquiring Trust"), as described in the enclosed combined prospectus/proxy statement (the "Reorganization").

The Reorganization is being proposed as part of the plans to integrate the investment advisory business of THB into Victory Capital. As a shareholder of the Acquired Fund, you are being asked to vote on the Reorganization.

Q: What is a fund reorganization?

Mutual funds are required to seek shareholder approval for certain kinds of transactions, like the Reorganization. A fund reorganization involves one fund (referred to in this combined prospectus/proxy statement as the Acquired Fund) transferring all of its assets to another fund (referred to in this combined prospectus/proxy statement as the Acquiring Fund) solely in exchange for shares of the Acquiring Fund and the Acquiring Fund's assumption of the Acquired Fund's liabilities. Following the Reorganization, shareholders of the Acquired Fund will be shareholders of the Acquiring Fund and hold the same aggregate net asset value of shares of the Acquiring Fund as they held in the Acquired Fund prior to the Reorganization. (The Acquired Fund and the Acquiring Fund are referred to individually or collectively as a "Fund" or the "Funds," respectively.)

If shareholders of the Acquired Fund approve the Reorganization and the other closing conditions are met, your shares of the Acquired Fund will, in effect, be converted into shares of the Acquiring Fund with the same aggregate net asset value as the Acquired Fund shares at the time of the Reorganization. The number and net asset value of Acquiring Fund shares you will receive in the Reorganization will be equal to the number and net asset value of the Acquired Fund shares you held immediately prior to the Reorganization.

We encourage you to read the full text of the enclosed combined prospectus/proxy statement to obtain a more detailed understanding of the matters relating to the proposed Reorganization.

Q: Is my vote important?

Yes, absolutely! While the AIC Board has reviewed the proposed Reorganization for the Acquired Fund and recommends that you approve it, the proposal cannot go forward without the approval of shareholders of the Acquired Fund. The Acquired Fund will continue to contact shareholders asking them to vote until it is sure that a quorum will be reached and may continue to contact you thereafter.

Q: How will the Reorganization benefit the Acquired Fund and its shareholders?

Victory Capital and THB believe the Reorganization will benefit the Acquired Fund and its shareholders by offering them, among other things:

•the continued ability to benefit from the expertise of the same portfolio managers currently managing the Acquired Fund;

•the ability to invest in a fund with an identical investment objective and substantially similar principal investment strategies and investment process as the Acquired Fund;

•opportunities for increased asset growth and improved economies of scale, over the long-term, as a result of Victory Capital's distribution capabilities;

•anticipated total operating expenses for all classes of shares that, on a net basis pursuant to a contractual Victory Capital expense limitation agreement, are expected to be no greater than the current operating expenses of the Acquired Fund for at least two years following the closing of the Reorganization, although, after that date, the Acquiring Fund's total expenses may increase if the contractual Victory Capital expense limitation agreement is not renewed; and

•the ability to spread fixed costs over a larger combined asset base of Victory funds, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Fund over the longer term.

Q:How will the Reorganization work?

As a result of the Reorganization, shareholders of the Acquired Fund will become owners of shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Acquired Fund that they held prior to the Reorganization. More specifically, the Reorganization provides that each class of shares of the Acquired Fund will transfer all of its assets to the Acquiring Fund solely in exchange for shares of the class of that Acquiring Fund designated as follows:

Acquired Fund	Acquiring Fund
Class	Class
Investor Class	Class A
Institutional Class	Class I

The Acquiring Fund will assume all of the liabilities of the Acquired Fund. Under the Reorganization, the Acquired Fund will distribute the Acquiring Fund shares pro rata to its shareholders in cancellation of such shareholders' proportional interests in the Acquired Fund.

Q:Will there be any changes to the Acquired Fund's investment program or portfolio management team as a result of the Reorganization?

No. Victory Capital employs the Acquired Fund's current investment management team to manage the Acquiring Fund in accordance with an identical investment objective and substantially similar principal investment strategies, investment process and principal risks to that of the Acquired Fund. No material change in the investment program or change in the day-to-day portfolio management of the Acquired Fund is expected as a result of the Reorganization.

Q: Are there any other significant differences in the management of the Acquired Fund and the Acquiring Fund?

No. The investment advisory services to be provided by Victory Capital to the Acquiring Fund under the Acquiring Fund's investment advisory agreement are similar to the investment advisory services provided by THB to the Acquired Fund under the investment advisory agreement between the AIC Trust and THB prior to the Transaction and the interim advisory agreement between the AIC Trust and Victory Capital following the Transaction.

Under the Acquiring Fund's investment advisory agreement, Victory Capital may retain the services of an investment sub- adviser provided certain conditions are met. The terms of the Acquired Fund's interim investment advisory agreement, however, do not expressly permit Victory Capital to retain the services of an investment sub-adviser.

The Acquiring Fund has obtained a "multi-manager" or "manager of managers" exemptive order from the Securities and Exchange Commission (the "SEC") granting relief from certain requirements relating to the hiring of investment sub-advisers (the "Victory order"). The Victory order permits the Acquiring Trust's Board of Trustees, subject to certain conditions, to approve a sub- adviser and modify any existing or future sub-advisory agreement with such sub-advisers at any time without shareholder approval. The Acquired Fund has not received comparable exemptive relief and would, therefore, be required to obtain shareholder approval to appoint a new sub-adviser in most cases.

Although use of the manager of managers structure in reliance on the Victory order has been approved by the initial shareholder of the Acquiring Fund, Victory Capital does not currently intend to recommend that the Acquiring Fund retain the services of a sub- adviser in reliance on the Victory order or otherwise.

Please see the section entitled "Additional Information About the Reorganization and the Proposal—Manager of Managers Structure—Victory Funds" in the combined prospectus/proxy statement for more information.

Q:Will there be any changes to the options or services associated with my shareholder account as a result of the Reorganization?

No. Most account-level features and options such as dividend distributions, dividend diversification, automatic investment plans and systematic withdrawals will automatically carry over from accounts in the Acquired Fund to accounts in the Acquiring Fund.

Q:Will there be any differences in the types of fees or charges associated with my investment as a result of the Reorganization?

Yes, there will be differences in the types of fees or charges associated with both the Investor Class and Institutional Class shares of the Acquired Fund as compared to the corresponding series of the Acquiring Fund as summarized below:

•The Investor Class and Institutional Class shares of the Acquired Fund are subject to a redemption fee of 2% if redeemed within 30 days of purchase. However, no redemption fees will apply to shares received in connection with the Reorganization. No redemption fee is charged by the Class A or Class I shares of the Acquiring Fund.

•The Investor Class of the Acquired Fund is subject to a shareholder servicing fee of up to 0.25% (currently, 0.20%). No separate shareholder servicing fee is charged to the Class A shares of the Acquiring Fund. However, the Class A shares do pay fees to third parties for shareholder services pursuant to separately negotiated agreements entered into with those third parties on behalf of the Acquiring Fund. These amounts may be more or less than 0.20% annually, though Victory Capital does not expect the difference to be material.

•Class A shares of the Acquiring Fund are generally subject to a front-end sales charge of up to 5.75% and may be subject to a contingent deferred sales charge ("CDSC"). The Investor Class and Institutional Class shares of the Acquired Fund are not subject to any front-end sales charge or CDSC. No front-end sales charge or CDSC will apply to Class A shares received in connection with the Reorganization. However, any new investments by investors in Class A shares of the Acquiring Fund after the Reorganization will be subject to a front-end sales charge or CDSC unless the applicable shareholder or account qualifies for a reduced rate or waiver.

Q:Are there direct costs or U.S. federal income tax consequences of the Reorganization?

No. The direct costs associated with the Reorganization, which are estimated to be approximately $200,000, will be borne by Victory Capital and not by the shareholders of the Funds. The Reorganization is expected to be a tax-free "reorganization" under Section 368(a) of the Internal Revenue Code (the "Code"). Accordingly, it is expected that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled "Additional Information About the Reorganization and the Proposal—Material U.S. Federal Income Tax Consequences of the Reorganization."

The Acquired Fund expects that no portfolio assets will be sold in connection with the Reorganization. In the unlikely event that portfolio assets are sold, the actual tax effect of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Fund's tax basis in such assets. Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Shareholders should consult their tax advisor about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this combined prospectus/proxy statement relates only to the federal income tax consequences of the Reorganization.

Q: If approved, when will the Reorganization happen?

If approved by shareholders, the Reorganization will take place as soon as practicable following shareholder approval of the Reorganization, subject to satisfaction of customary closing conditions and consents, including receipt by the Funds of an opinion of tax counsel substantially to the effect that the Reorganization will be a tax-free "reorganization" under Section 368(a) of the Code and that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization. The Reorganization is expected to be completed after the close of business on April 30, 2021.

Q: What will happen if the Reorganization is not approved?

If the shareholders of the Acquired Fund do not approve the Reorganization within 150 days of the close of the Transaction, the interim advisory agreement between the AIC Trust and Victory Capital with respect to the Acquired Fund will terminate. At that point, the AIC Board may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) extending the term of the interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization; (2) identifying another adviser to serve as the adviser for the Acquired Fund; or (3) liquidating the Acquired Fund.

Q: How does my Board recommend that I vote?

After careful consideration, the AIC Board recommends that you vote FOR the Reorganization of the Acquired Fund.

Q: How can I vote?

If you do not plan to attend the Meeting via conference call, you can vote in one of three ways:

•By telephone (call the toll-free number listed on your proxy card)

•By internet (log on to the internet site listed on your proxy card)

•By mail (using the enclosed postage prepaid envelope)

If you plan to attend the Meeting via conference call, you will have the opportunity to (i) join the Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Meeting via the Internet or by telephone only, using the website or phone number provided in the proxy card. If your shares are held of record by a broker-dealer, you may still attend the Meeting via conference call, but if you wish to vote during the course of the Meeting, you will need to obtain a legal proxy from your broker of record.

If you are unable to attend the Meeting, we encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Whom should I call if I have questions?

If you have questions about the proposal described in the combined prospectus/proxy statement or about voting procedures, please call the Acquired Fund's proxy solicitor, AST Fund Solutions, toll-free at 800-467-0743. You may obtain a copy of the Acquired Fund's annual report for the fiscal year ended October 31, 2020, without charge. Please direct any such requests by calling 1-855-THB-FUND or by writing to THB Asset Management MicroCap Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009.

The Advisors' Inner Circle Fund

THB Asset Management MicroCap Fund ("Acquired Fund")

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(855) THB-FUND

Victory Portfolios

Victory THB US Small Opportunities Fund ("Acquiring Fund")

c/o Victory Capital Management Inc.

4900 Tiedeman Road, 4th Floor

Brooklyn, Ohio 44144

(800) 539-3863

COMBINED PROSPECTUS/PROXY STATEMENT

March [   ], 2021

This document is a proxy statement for the Acquired Fund and a prospectus for the Acquiring Fund. The address and telephone number of the Acquired Fund is One Freedom Valley Drive, Oaks, Pennsylvania 19456, and 1-855-THB-FUND. This combined prospectus/proxy statement and the enclosed proxy card were first mailed to shareholders of the Acquired Fund beginning on or about March [ ], 2021. This combined prospectus/proxy statement contains information you should know before voting on the following proposal with respect to the Acquired Fund, as indicated below. You should read this document carefully and retain it for future reference.

At the Meeting, shareholders will consider whether, with respect to the Acquired Fund:

•To approve an Agreement and Plan of Reorganization (the "Agreement") by and among The Advisors' Inner Circle Fund (the "AIC Trust"), individually and on behalf of the Acquired Fund, Victory Portfolios (the "Acquiring Trust"), individually and on behalf of the Acquiring Fund, Thomson Horstmann & Bryant, Inc. ("THB") and Victory Capital Management Inc. ("Victory Capital") providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, in exchange for Class A shares and Class I shares of the Acquiring Fund; (b) the distribution of such shares to the shareholders of Investor Class shares and Institutional Class shares, respectively, of the Acquired Fund; and (c) the liquidation and termination of the Acquired Fund.

The proposal will be considered by shareholders who owned shares of the Acquired Fund at a meeting of shareholders (the "Meeting") that will be held virtually via conference call on April 21, 2021, at 10:30 a.m. Eastern Time.

Each of the Acquired Fund and the Acquiring Fund (each a "Fund" and collectively, the "Funds") is a registered open-end management investment company (or a series thereof).

The Board of Trustees of AIC Trust (the "AIC Board") recommends that shareholders of the Acquired Fund vote FOR the reorganization of the Acquired Fund into the Acquiring Fund pursuant to the Agreement (the "Reorganization"). If shareholders of the Acquired Fund fail to approve the Reorganization, the AIC Board will consider what other actions, if any, may be appropriate.

Where to Get More Information

A form of the Agreement is attached at Exhibit A to this combined prospectus/proxy statement.

The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this combined prospectus/proxy statement by reference:

AIC Trust (SEC file No. 033-43484)

•Prospectus of the Acquired Fund, dated March 1, 2021, as supplemented through the date of this combined prospectus/proxy statement;

•Statement of Additional Information of AIC Trust relating to the Acquired Fund, dated March 1, 2021, as supplemented through the date of this combined prospectus/proxy statement; and

•Annual Report to Shareholders of the Acquired Fund (the "Annual Report"), for the fiscal year ended October 31, 2020.

Victory Portfolios (SEC file No. 033-08982)

•Prospectus of the Acquiring Fund, dated March 16, 2021, as supplemented through the date of this combined prospectus/proxy statement; and

•Statement of Additional Information of Victory Portfolios relating to the Acquiring Fund, dated March 16, 2021, as supplemented through the date of this combined prospectus/proxy statement.

This combined prospectus/proxy statement sets forth concisely the information shareholders of the Acquired Fund should know before voting on the proposed Reorganization, and constitutes an offering of shares of the Acquiring Fund being issued in such reorganization. Please read it carefully and retain it for future reference.

For a free copy of any of the documents listed above and/or to ask questions about this combined prospectus/proxy statement, please call the Acquired Fund's proxy solicitor, AST Fund Solutions, toll-free at 800-467-0743.

Additional information contained in a Statement of Additional Information (the "SAI") relating to this combined prospectus/proxy statement, as required by the SEC, is on file with the SEC. The SAI is also available without charge, upon request by calling the toll-free number set forth above for THB or by writing to THB at the address set forth above. The SAI, dated March [   ], 2021, is incorporated by reference into this combined prospectus/proxy statement.

Each Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and files reports, prospectus/proxy statement materials and other information with the SEC. These materials and other information are available on the SEC's EDGAR Database on its website at www.sec.gov ,  and copies may be obtained, after paying a duplicating fee, by e-mail request addressed to: publicinfo@sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that the Funds will achieve their investment objectives.

The SEC has not approved or disapproved these securities or passed on the adequacy of this combined prospectus/proxy statement. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
SUMMARY OF THE REORGANIZATION PROPOSAL .................................................................................................................	11
COMPARISON OF THE ACQUIRED FUND AND ACQUIRING FUND........................................................................................	13
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION AND THE PROPOSAL......................................................	20
PROXY VOTING AND SHAREHOLDER MEETING INFORMATION .........................................................................................	29
CAPITALIZATION AND OWNERSHIP OF FUND SHARES..........................................................................................................	30
EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION ..........................................................................	A-1
EXHIBIT B - COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES
AND LIMITATIONS ....................................................................................................................................................................	B-1
EXHIBIT C - ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND PROCESS .................................	C-1
EXHIBIT D - ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND .....................................................................	D-1
EXHIBIT E - COMPARISON OF ORGANIZATIONAL DOCUMENTS AND SHAREHOLDER RIGHTS ................................	E-1
EXHIBIT F - PRINCIPAL HOLDERS ..............................................................................................................................................	F-1
EXHIBIT G - FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUND.......................................................................................	G-1

SUMMARY OF THE REORGANIZATION PROPOSAL

This combined prospectus/proxy statement is being used by the Acquired Fund to solicit proxies to vote at the Meeting. Shareholders of the Acquired Fund will consider a proposal to approve the Agreement providing for the Reorganization of the Acquired Fund into Acquiring Fund.

The following is a summary. More complete information appears later in this combined prospectus/proxy statement. You should carefully read the entire combined prospectus/proxy statement and the Exhibits because they contain details that are not included in this summary.

How the Reorganization Will Work

If approved by shareholders and all other closing condition have been satisfied:

•The Acquired Fund will transfer all of its assets to the Acquiring Fund solely in exchange for shares of the Acquiring Fund (the "Reorganization Shares") and the assumption by the Acquiring Fund of all of the Acquired Fund's liabilities.

•The Acquiring Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate net asset value of the assets that it receives from the Acquired Fund, less the liabilities it assumes from the Acquired Fund. The number and net asset value of Acquiring Fund shares the Acquired Fund shareholder will receive in the Reorganization will be equal to the number and net asset value of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization.

•The direct and indirect reasonable expenses and the reasonable out-of-pocket costs associated with the Reorganization (but not any portfolio transaction costs incurred in connection with the sale of any of the Acquired Fund's portfolio securities before or after the closing of the Reorganization) will be borne by Victory Capital and not by the shareholders of the Funds.

•The Reorganization is expected to be a tax-free "reorganization" under Section 368(a) of the Internal Revenue Code (the "Code"). Accordingly, it is expected that the Acquired Fund and its shareholders will not recognize gain or loss as a direct result of the Reorganization, as described in more detail in the section entitled "Additional Information About the Reorganization and the Proposal—Material U.S. Federal Income Tax Consequences of the Reorganization."

•After the Reorganization is completed, Acquired Fund shareholders will be shareholders of the Acquiring Fund, and the Acquired Fund will be dissolved.

Comparison of the Acquired Fund and Acquiring Fund

•Τhe Acquired Fund and the Acquiring Fund have identical investment objectives.

•The principal investment strategy and principal risks of the Acquiring Fund are substantially similar to those of the Acquired Fund, except for certain differences which are described in further detail in the section entitled "Comparison of the Acquired Fund and Acquiring Fund—Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks." Such differences are not expected to result in material differences in the manner in which the Funds are managed.

•The Acquiring Fund will invest, under normal circumstances, at least 80% of its assets in equity securities of U.S. micro- capitalization companies. The Acquired Fund, under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-capitalization companies.

•In pursuing its investment objective, the Acquired Fund invests in equity securities of smaller U.S. companies, which may include both growth and value stocks. The equity securities in which the Acquired Fund invests are primarily common stocks and may include American Depositary Receipts. The principal risks of the Acquired Fund include risks associated with equity investments, micro-capitalization companies, value and growth stocks, foreign companies, certain sectors in which the Acquired Fund makes significant investments, management and the London Inter-Bank Offered Rate ("LIBOR").

•Similarly, in pursuing its investment objective, the Acquiring Fund will invest in equity securities of smaller U.S. companies, which may include both growth and value stocks. The equity securities in which the Acquiring Fund will invest are primarily common stocks and may include American Depositary Receipts. The principal risks of the Acquiring Fund include risks associated with equity investments, the stock market more generally, micro-capitalization companies, liquidity, value and growth stocks, foreign companies, certain sectors in which the Acquiring Fund makes significant investments and management.

•Each Fund considers micro-capitalization companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of companies included in the Russell Microcap Index.

•The Reorganization contemplates that Investor Class and Institutional Class shares of the Acquired Fund will be reorganized into the Class A and Class I shares, respectively, of the Acquiring Fund. Class A and Class I shares of the Acquiring Fund offer similar distribution and/or shareholder servicing (Rule 12b-1) fees, investor eligibility requirements and other features as the corresponding class of Acquired Fund except that Class A shares are subject to a front-end sales charge (load) and a contingent deferred sales charge ("CDSC") in certain circumstances (as described below).

•The Funds will have similar policies for buying and selling shares. However, there are some differences, including:

oClass A shares of the Acquiring Fund are generally subject to a front-end sales charge of up to 5.75% and may be subject to a CDSC. The Investor Class and Institutional Class shares of the Acquired Fund are not subject to any front-end sales charge or CDSC. No such sales charges will apply to Class A shares received in connection with the Reorganization. However, any new investments by Class A shareholders of the Acquiring Fund after the Reorganization will be subject to a sales charge unless the applicable shareholder or account qualifies for a reduced rate or waiver, as described in Exhibit D. No sales charges (including CDSC) will be imposed on the Class I shares of the Acquiring Fund issued in connection with the Reorganization or on future purchases of such class of shares.

oThe Acquiring Fund does not impose a redemption fee. Investor Class and Institutional Class shares of the Acquired Fund are subject to a redemption fee of 2% if redeemed within 30 days of purchase.

oThe Investor Class of the Acquired Fund is subject to a shareholder servicing fee of up to 0.25% (currently, 0.20%); while no separate shareholder servicing fee is charged to the Class A shares of the Acquiring Fund, the Class A shares do pay amounts to third-parties for shareholder services pursuant to separately negotiated agreements entered into with those third parties on behalf of the Acquiring Fund. These amounts may be more or less than 0.20% annually, though Victory Capital does not expect the difference to be material.

•With respect to the Acquired Fund, the minimum investment amount for Institutional Class shares is $100,000 (for initial investments) and $2,500 (for subsequent investments); the minimum investment amount for Investor Class shares is $100 (for initial investments; there is no minimum for subsequent investments). With respect to the Acquiring Fund, the minimum investment amount for Class A shares is $2,500 ($1,000 for IRA accounts) (for initial investments) and $50 (for subsequent investments); there is no minimum investment amount for Class I shares.

•Acquiring Fund shareholders will be able to exchange their shares among all funds in the Victory Funds that offer comparable share classes.

•The Acquired Fund and the Acquiring Fund will have the same policies with respect to dividends and distributions, namely to distribute net investment income, if any, quarterly and make distributions of net realized capital gains, if any, at least annually.

•The Acquired Fund and the Acquiring Fund will have the same tax treatment of distributions. The Funds expect to pay no federal income tax on the earnings and capital gains distributed to shareholders. The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds may be subject you to federal, state, and local taxation, depending upon your tax situation.

•The investment advisory fee of the Acquiring Fund, 1.15%, is lower than that of the Acquired Fund, 1.25%.

•Many contractual fees and expenses relating to the operations of the Acquired Fund, such as custody and administration costs, differ between the Funds. Other categories of fees and expenses, such as blue sky registration costs, are not expected to differ materially between the Acquiring Fund and Acquired Fund. However, due to difference in the Funds' expense allocation methodologies, amounts allocated between the various share classes may result in a difference in the amounts of these expenses between the share classes of the two Funds. This difference is most notable for the "Other Expenses" relating to the Investor Class and Class A shares, in part because the Investor Class shares has a relatively small amount of assets under management. Victory Capital has informed the AIC Board that it will look for opportunities to achieve economies of scale through growth in assets and by leveraging the bargaining power associated with the Victory Funds' larger asset base.

•While ongoing operating expenses of the Acquiring Fund are higher than the ongoing operating expenses of the Acquired Fund, Victory Capital has contractually agreed to limit expenses and/or waive fees for the Acquiring Fund so that, for a two-year period following the Reorganization, the Acquiring Fund's total expenses, after waivers, will not exceed the levels that apply under THB's current contractual expense limitation in place for the Acquired Fund. Following that two- year period, the Acquiring Fund's total expenses may increase if the Victory Capital expense limitation agreement is not renewed.

U.S. Federal Income Tax Consequences

The Reorganization is expected to be a tax-free "reorganization" under Section 368(a) of the Code and will not take place unless the Acquired Fund and Acquiring the Acquiring Fund receive a satisfactory opinion of tax counsel substantially to the effect that the Reorganization will be tax-free, as described in more detail in the section entitled "Material U.S. Federal Income Tax Consequences of the Reorganization." Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders as a direct result of the Reorganization.

It is not anticipated that portfolio assets of the Acquired Fund will be sold by the Acquired Fund or the Acquiring Fund in connection with the Reorganization to a significant extent, if at all. If any portfolio assets are sold, the actual tax effect of any such sales will depend on the difference between the price at which such portfolio assets are sold and the applicable Fund's tax basis in such assets. Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the Reorganization, a shareholder may redeem shares of the Acquired Fund. Any such redemption would likely result in the recognition of gain or loss by the shareholder for U.S. federal income tax purposes. If a shareholder holds Acquired Fund shares in a non-taxable account, distributions and redemption proceeds with respect to those shares will not be taxable to the shareholder if those amounts remain in the non-taxable account.

The Acquired Fund shareholders' aggregate tax basis in the Reorganization Shares is expected to carry over from the shareholders' Acquired Fund shares, and the Acquired Fund shareholders' holding period in the Reorganization Shares is expected to include the shareholders' holding period in the Acquired Fund shares.

Shareholders should consult their tax adviser about state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this combined prospectus/proxy statement relates only to the federal income tax consequences of the Reorganization.

For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled "Material U.S. Federal Income Tax Consequences of the Reorganization."

COMPARISON OF THE ACQUIRED FUND AND ACQUIRING FUND

Fees and Expenses. Set forth below is a comparison of the Acquired Fund's and the Acquiring Fund's fees and expenses. Shareholders of the Acquired Fund and the Acquiring Fund indirectly pay various expenses because each Fund pays fees and expenses that reduce the return on their investment. The tables below describe (1) the current fees and expenses for the Acquired Fund; (2) the estimated fees and expenses for the Acquiring Fund for its current fiscal year; and (3) the pro forma fees and expenses of the Acquiring Fund on a combined basis after giving effect to the Reorganization. Only pro forma information is provided for the Acquiring Fund since the Acquiring Fund will not commence operations until its Reorganization is completed. Pro forma information reflects estimated expenses that the Acquiring Fund expects to bear in the current fiscal year, which may differ from the "Other Expenses" of the Acquired Fund. Actual expenses for the Acquiring Fund may differ from those shown.

With respect to the Acquiring Fund, you may pay other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Exhibit D to this combined prospectus/proxy statement and from your financial intermediary.

The fees and expenses shown below reflect the application of any contractual expense limitation agreement in place for a Fund. Pursuant to an expense limitation agreement (the "Victory Expense Limitation Agreement"), Victory Capital has contractually agreed to limit expenses and/or waive fees for the Acquiring Fund so that, for a two-year period following the Reorganization, the Acquiring Fund's total expenses, after waivers, will not exceed the levels that apply under THB's contractual expense limitation in place for the Acquired Fund (the "THB Expense Limitation Agreement"), although the Acquiring Fund may experience higher total operating expenses after that date unless the Victory Expense Limitation Agreement is continued.

Under the terms of the Victory Expense Limitation Agreement with respect to the Acquiring Fund, Victory Capital may recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place subject to the lesser of any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement. This recoupment, however, is not available for advisory fees waived and expenses reimbursed that occurred prior to the Reorganization.

Victory Capital has agreed to pay the direct and indirect reasonable expenses and the reasonable out-of-pocket costs associated with the Reorganization (but not any portfolio transaction costs incurred in connection with the sale of any of the Acquired Fund's portfolio securities before or after the closing of the Reorganization, to the extent there are any). The Acquired Fund, the Acquiring Fund and their shareholders will not bear any direct expenses associated with the Reorganization.

Investment Objectives, Principal Investment Strategies, Principal Risks, Management Team and Performance. Set forth below is a comparison of the Acquired Fund's and the Acquiring Fund's investment objectives, principal investment strategies, and principal risks, as well as information about the investment management team. In addition, the performance information relating to the Acquired Fund is set forth below.

•Since the Acquiring Fund was established for the sole purpose of effecting the Reorganization, the investment objective of the Acquiring Fund is identical to that of its Acquired Fund. Similarly, the principal investment strategies and principal risks of the Acquiring Fund are substantially similar to those of the Acquired Fund as further described in further detail in the section entitled "Comparison of the Acquired Fund and Acquiring Fund—Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks."

o The Acquiring Fund will invest, under normal circumstances, at least 80% of its assets in equity securities of U.S. micro-capitalization companies. The Acquired Fund, under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-capitalization companies.

o The principal risks of the Acquired Fund include risks associated with equity investments, micro-capitalization companies, value and growth stocks, foreign companies, certain sectors in which the Acquired Fund makes significant investments, management and the London Inter-Bank Offered Rate ("LIBOR"). The principal risks of the Acquiring Fund include risks associated with equity investments, the stock market more generally, micro- capitalization companies, liquidity, value and growth stocks, foreign companies, certain sectors in which the Acquiring Fund makes significant investments and management.

•The Acquired Fund and Acquiring Fund are subject to fundamental investment policies and limitations that are substantially similar. A "fundamental" investment policy and limitation is one that may not be changed without a shareholder vote. Each Fund's fundamental and non-fundamental investment policies are set forth in Exhibit B.

•The same portfolio management team that has managed the Acquired Fund prior to the Reorganization (who was previously employed by THB prior to the close of the Transaction with Victory Capital) is expected to continue managing the Acquiring Fund after the Reorganization as employees of Victory Capital.

•Performance information for the Acquired Fund is available in the Acquired Fund's prospectus dated March 1, 2021. Past performance is no guarantee of future results. Because the Acquiring Fund has not commenced operations prior to the date of this combined prospectus/proxy statement, no performance is available. Since the Acquired Fund will be considered the accounting survivor of the Reorganization, the Acquiring Fund is expected to assume the performance history of the Acquired Fund at the closing of the Reorganization.

Comparison of Current and Pro Forma Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of each Fund. You may pay other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts with respect to the Acquiring Fund if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Exhibit D in the sections titled, "Investing with the Victory Funds," and "Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries."

THB Asset
	THB Asset	Management	Victory THB	Victory THB
	Management	MicroCap	US Small	US Small
	MicroCap	Fund	Opportunities	Opportunities
	Fund	(Current)	Fund	Fund
	(Current)	(Acquired	(Pro Forma)	(Pro Forma)
	(Acquired	Fund)	(Acquiring	(Acquiring
Shareholder Fees (fees paid directly from the	Fund)	Institutional	Fund)	Fund)
investment)	Investor Class	Class	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage
of the lower of sale proceeds or the original offering
price)	None	None	None1	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of the investment)

	THB Asset	Victory THB US	Victory THB US
THB Asset	Management	Small	Small
Management	MicroCap Fund	Opportunities	Opportunities
MicroCap Fund	(Current)	Fund	Fund
(Current)	(Acquired Fund)	(Pro Forma)	(Pro Forma)
(Acquired Fund)	Institutional	(Acquiring Fund)	(Acquiring Fund)
Investor Class	Class	Class A	Class I
Management Fees		1.25%		1.25%	1.15%	1.15%
Distribution (12b-1) Fees		0.25%		None	0.25%	None
Other Expenses		0.95%		0.73%	3.57%	0.15%
Shareholder Servicing Fee	0.20%		None		None	None
Other Operating Expense	0.95%	0.73%			3.57%	0.15%
Other Expenses3		-		-	3.57%	0.15%
Total Annual Fund Operating Expenses2,4		2.45%		1.98%	4.97%	1.30%
Fee Waiver/Expense Reimbursement2,4		(0.75)%		(0.73)%	(3.27)%	(0.05)%
Total Annual Fund Operating Expenses
After Fee Waiver/Expense
Reimbursement2,4		1.70%		1.25%	1.70%	1.25%

1A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. This contingent deferred sales charge will not apply to shares you receive in connection with the Reorganization, but may apply to any additional shares of the Acquiring Fund you may purchase. For additional information, see the section entitled Choosing a Share Class in Exhibit D.

2THB has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements (excluding 12b-1 Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Acquired Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and nonroutine expenses (collectively, "excluded expenses")) from exceeding 1.25% of the average daily net assets of each of the Fund's share classes until March 29, 2022 (the "expense cap"). In addition, THB may receive from the Acquired Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the "Board") of the AIC Trust, for any reason at any time; or (ii) by THB, upon ninety (90) days' prior written notice to the AIC Trust, effective as of the close of business on March 29, 2022.

3"Other Expenses" reflect estimated expenses that the Acquiring Fund expects to bear in the current fiscal year.

4Victory Capital has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 1.70% and 1.25% of the Acquiring Fund's Class A and I shares, respectively through at least April 30, 2023. Victory Capital is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Acquiring Trust's Board of Trustees. Victory Capital's ability to recoup advisory fees waived and expenses reimbursed does not apply to the recoupment of any of THB's prior fee waivers or expense reimbursements to which THB may have been entitled prior to the closing of the Reorganization.

Expense examples: These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in the applicable Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such period (unless otherwise indicated). These examples also assume that your investment earns a 5% return each year and that each Fund's operating expenses remain the same as shown above. The examples reflect the contractual expense limitation agreement applicable to the Acquired Fund for one year and the Acquiring Fund for two years. The examples do not reflect any front-end sales or deferred sales charges (loads) since those will not apply to shares received in the Reorganization. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
THB Asset Management MicroCap Fund (Current)
(Acquired Fund)
Investor Class	$173	$692	$1,238	$2,729
Institutional Class	$127	$551	$1,000	$2,248
Victory THB US Small Opportunities Fund (Current and Pro Forma)
(Acquiring Fund)
Class A	$738	$1,406	$2,406	$4,910
Class I	$127	$402	$703	$1,559

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund's performance. No portfolio turnover information is included here for the Acquiring Fund because the Acquiring Fund has not yet commenced investment operations, but the Acquiring Fund is expected to have portfolio turnover rates similar to those of the Acquired Fund. During the fiscal year ended October 31, 2020, the Acquired Fund's portfolio turnover rate was 62% of the average value of the Fund's portfolio.

Comparison of Investment Objectives, Principal Investment Strategies and Principal Risks

Each Fund's investment objective is to seek capital appreciation.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its assets in equity securities of U.S. micro- capitalization companies. Under normal circumstances, the Acquired Fund invests at least 80% of its net assets in equity securities of micro-capitalization companies. Although the Acquired Fund does not have such a policy regarding U.S. companies, it has historically sought to invest in U.S. companies.

The Acquiring Fund considers micro-capitalization companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of companies included in the Russell Microcap Index (the "Index"). As of the June 28, 2020 Index reconstitution, the capitalization range of the Index was $7 million to $4.5 billion. The size of companies in the Index changes with market conditions and the composition of the Index. Victory Capital expects the Acquiring Fund's weighted average market capitalization to be similar to that of the Index, although this may vary at any time.

From time to time, the Acquiring Fund may focus its investments in one or more economic sectors represented in the Index. As of the date of this combined proxy statement/prospectus, the Acquiring Fund expects it will have significant investments in the following sectors: industrials, consumer discretionary, information technology and healthcare. Due to changes in sector weights of the Index over time the Acquiring Fund may invest in other sectors in the future, including financials, producer durables, and energy.

Subsequent to the Reorganization, Victory Capital will employ the same investment management team previously employed by THB who managed the Acquired Fund prior to the Reorganization. In pursuing the Acquiring Fund's investment objective, the THB investment team will continue to seek to identify and invest Fund assets in equity securities of U.S. companies that, in the team's opinion, are undervalued in the market. The THB investment team may invest in both growth and value stocks. In constructing the Acquiring Fund's portfolio, the THB investment team will continue to use a bottom-up fundamental research process that utilizes both quantitative and qualitative analysis to identify investment opportunities. Investments will continue to be selected based on an active fundamental process which combines financial analysis and proprietary research to evaluate potential investments' management and long-term outlook and business strategies. The THB investment team will continue to fully integrate environmental, social and governance (ESG) factors into its established quality assessment framework.

The equity securities in which the Acquiring Fund will invest will continue to be primarily common stocks. In addition, the Acquiring Fund may continue to invest in foreign securities, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The Acquiring Fund expects that typically 10% or less of its total asset value will be invested in foreign securities, ADRs and GDRs, as determined at the time of investment.

The Acquired Fund has a substantially similar principal investment strategy.

See Exhibit C for more detail about the Acquiring Fund's and the Acquired Fund's investment strategies and process, as well as additional information about the Acquiring Fund's risks.

Because of their identical investment objectives and substantially similar principal investment strategies, the Acquired Fund and the Acquiring Fund are subject to substantially identical principal investment risks associated with an investment in the relevant Fund as described below. Although their principal risks are substantially identical, the Acquired Fund and the Acquiring Fund use different terminology to describe the principal risks applicable to such Fund's principal investment strategy. Following completion of the Reorganization, the principal risks of the Acquiring Fund will continue to be the risks described below.

•Equity Risk — The value of the equity securities in which the Acquiring Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company's earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.

•Stock Market Risk — Overall stock market risks may affect the value of the Acquiring Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

•Micro-Capitalization Stock Risk — Micro-capitalization companies tend to be less seasoned and may lose market share or profits to a greater extent than larger, more established companies. Since micro-capitalization company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell. Micro-capitalization companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.

•Liquidity Risk — Lack of a ready market or restrictions on resale may limit the ability of the Acquiring Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of Victory Capital. In addition, the Acquiring Fund, by itself or together with other accounts managed by Victory Capital, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Acquiring Fund to dispose of the position at an advantageous time or price. Illiquid investments and relatively less liquid securities may also be difficult to value. Liquidity risk may also refer to the risk that the Acquiring Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Acquiring Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Acquiring Fund.

•Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Acquiring Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

•Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Acquiring Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.

•Sector Focus Risk — While the Acquiring Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with investments in the sectors in which the Acquiring Fund may focus its investments. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Acquiring Fund's performance more volatile.

o Healthcare — The profitability of companies in the healthcare sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors.

o Industrials Risk — Companies in the Industrials sector by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies. Transportation companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

o Information Technology Risk — Information Technology companies tend to significantly rely on technological events or advances in their product development, production or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation and competition.

o Consumer Discretionary — Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending.

•Management Risk — The portfolio managers may not execute the Acquiring Fund's principal investment strategy effectively.

You may lose money by investing in the Acquiring Fund. There is no guarantee that the Acquiring Fund will achieve its objective. An investment in the Acquiring Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

By itself, the Acquiring Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

The principal risks of the Acquiring Fund vary from the Acquired Fund only in that the Acquiring Fund (1) does not classify the London Inter-Bank Offered Rate ("LIBOR") as a principal risk (instead, it is considered a non-principal risk and discussed in the Acquiring Fund's SAI) and (2) the particular sectors listed under "Sector Focus Risk" are limited to those the portfolio management team believes are the most likely sectors the Acquiring Fund may hold in excess of 20% from time to time. The Acquired Fund also discloses Materials, Consumer Staples and Utilities sector risks. In each case, these changes were made in consultation with the THB portfolio managers and are consistent with current disclosure practices of the Victory Funds, which can reasonably differ from the practices employed for the Acquired Fund.

Importantly, however, neither Victory Capital nor the THB portfolio managers believe these changes represent material differences between the two Funds nor are these differences expected to impact how the THB portfolio managers will manage the Acquiring Fund after the Reorganization.

Comparison of Investment Management Team

The same portfolio managers that currently co-manage the Acquired Fund as members of Victory Capital's THB Asset Management investment franchise are expected to co-manage the Acquiring Fund upon close of the Reorganization. Members of the portfolio team will be jointly and primarily responsible for the day-to-day management of the Acquiring Fund.

•Christopher N. Cuesta, Chief Investment Officer, THB Asset Management, a Victory Capital investment franchise. He joined Victory Capital in March 2021 when Victory Capital acquired the assets of THB. Prior to that, Mr. Cuesta was with THB since 2002, serving as a portfolio manager of THB's micro cap products since 2004 the small cap products since 2005. Prior to joining THB, Mr. Cuesta worked for Salomon Smith Barney from 1999 to 2002, and Van Eck Associates from 1995 to 1999. Mr. Cuesta received a BS from Fordham University in 1995 and is a Chartered Financial Analyst.

•Manish Maheshwari, Portfolio Manager, THB Asset Management, a Victory Capital investment franchise. He joined Victory Capital in March 2021 when Victory Capital acquired the assets of THB. Prior to that, Mr. Maheshwari was with THB since 2011 serving as a portfolio manager of THB's micro cap products. Prior to joining THB, Mr. Maheshwari worked for Barclays Capital, MBIA/Cutwater, UBS, Deutsche Bank, Morgan Stanley and Dresdner Bank. Mr. Maheshwari

received an MS in Financial Mathematics from the University of Chicago and a B.Tech in Chemical Engineering from the Indian Institute of Technology BHU (Varanasi).

The Acquiring Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed and ownership of Fund shares, and is incorporated by reference.

Performance Information

Acquired Fund

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Acquired Fund by showing changes in the Acquired Fund's Institutional Class Shares' performance from year to year and by showing how the Acquired Fund's Institutional Class Shares' and Investor Class Shares' average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Acquired Fund's past performance (before and after taxes) does not necessarily indicate how the Acquired Fund will perform in the future. Updated performance information is available by calling 1- 855-THB-FUND.

60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
-20.00%	2013	2014	2015	2016	2017	2018	2019	2020

	52.07%	-7.36%	-9.75%	33.04%	10.97%	-6.38%	12.18%	28.81%
Best Quarter	Worst Quarter
33.50%	(35.17)%
12/31/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2020

This table compares the Acquired Fund's average annual total returns for the periods ended December 31, 2020 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Acquired Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown only for Institutional Class Shares. After-tax returns for Investor Class Shares will vary.

			Since Inception
Acquired Fund	1 Year	5 Years	(3/30/12)
Fund Returns Before Taxes
Institutional Class Shares	28.81%	14.84%	12.13%
Investor Class Shares	28.27%	14.32%	11.64%
Fund Returns After Taxes on
Distributions
Institutional Class Shares	28.81%	13.84%	11.24%
Fund Returns After Taxes on
Distributions and Sale of Fund Shares
Institutional Class Shares	17.05%	11.63%	9.68%
Russell Microcap Index (reflects no	20.96%	11.89%	11.56%
deduction for fees, expenses or taxes)

Acquiring Fund

Because the Acquiring Fund had not commenced operations prior to the date of this combined proxy statement/prospectus, no performance information is available. The Acquiring Fund will assume the performance history of the Acquired Fund upon the closing of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION AND THE PROPOSAL

Purchases and Sales of Acquired Fund and Acquiring Fund Shares

The Acquired Fund and the Acquiring Fund have similar policies for buying and selling shares, except as noted below. Please see Exhibit D for a description of these policies for the Acquiring Fund.

•Acquiring Fund shareholders will be able to exchange their shares among all funds in the Victory Funds that offer comparable share classes.

•Purchases of Class A shares of the Acquiring Fund will be subject to a front-end sales charges of up to 5.75%. In addition, a contingent deferred sales charge ("CDSC") of 0.75% may be imposed on Class A shares with respect to purchases of $1 million or more that are redeemed within 18 months of purchase. The Acquired Fund's Investor Class does not have any similar sale charges. The front-end sales load may be reduced or waived under certain circumstances as set forth in Exhibit D. No front-end sales load will be assessed against current positions in Investor Class shares held by shareholders when exchanged for Class A shares of the Acquiring Fund as a result of the Reorganization. However, any new investments by existing Investor Class shareholders of Class A Shares of the Acquiring Fund after the Reorganization will be subject to the load as described above unless the purchase or account qualifies for a reduced rate or waiver.

•With respect to the Acquired Fund, the minimum investment amount for Institutional Class shares is $100,000 (for initial investments) and $2,500 (for subsequent investments); the minimum investment amount for Investor Class shares is $100 (for initial investments; there is no minimum for subsequent investments). With respect to the Acquiring Fund, the minimum investment amount for Class A shares is $2,500 ($1,000 for IRA accounts) (for initial investments) and $50 (for subsequent investments); there is no minimum investment amount for Class I shares.

•Investor Class and Institutional Class shares of the Acquired Fund are subject to a redemption fee of 2% if redeemed within 30 days of purchase while Class A and Class I shares of the Acquiring Fund are not.

Jurisdiction of Organization

Both the Acquired Fund and the Acquiring Fund are structured as series of open-end management investment companies. The Acquired Fund is organized as a series of a Massachusetts business trust and the Acquiring Fund is organized as a series of a

Delaware statutory trust. Please see Exhibit E for a comparison of the Acquiring Trust's and the AIC Trust's organizational documents and material rights of shareholders of the Acquired Fund and shareholders of the Acquiring Fund.

Terms of the Reorganization

The Board of each Fund has approved the Agreement, a form of which is attached to this combined prospectus/proxy statement as Exhibit A. The following is a summary of certain terms of the Agreement:

•The Reorganization is expected to close after the close of business on April 30, 2021, subject to approval by Acquired Fund shareholders, receipt of any necessary regulatory approvals and satisfaction of any other conditions to closing.

•On the closing date of the Reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume all the Acquired Fund's liabilities and will issue Reorganization Shares to the Acquired Fund. The value of the Acquired Fund's assets, as well as the number of Reorganization Shares to be issued to the Acquired Fund, will be determined in accordance with the Agreement. The Reorganization Shares will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund's shares outstanding as of the close of trading on the NYSE on the Closing Date (as defined in the Agreement) of the Reorganization. The Reorganization Shares will be distributed to Acquired Fund shareholders in proportion to their holdings of shares of the Acquired Fund, in liquidation of the Acquired Fund. As a result, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund.

Conditions to Closing the Reorganization

Unless waived in accordance with the Agreement, the obligations of the Acquiring Fund and the Acquired Fund are conditioned upon, among other things:

•the approval of the Agreement by each Board;

•the approval of the Agreement by the Acquired Fund shareholders;

•the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Agreement under Section 25(c) of the 1940 Act;

•the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds' agreements, obligations and covenants required by the Agreement;

•the effectiveness under applicable law of the registration statement of which this combined prospectus/proxy statement forms a part and the absence of any stop orders under the 1933 Act pertaining thereto;

•declaration of a dividend or dividends by the Acquired Fund to distribute all of its undistributed net investment income and net capital gains; and

•the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes, which is not waivable.

Termination of the Agreement

The Agreement and the transactions contemplated by it may be terminated and abandoned with respect to the Reorganization by mutual agreement of the Acquired Fund and the Acquiring Fund at any time prior to the Closing Date; by either the Acquired Fund or the Acquiring Fund in the event of a material breach of the Agreement by the other Fund (if not cured within thirty days) or upon the occurrence of an event which has a material adverse effect upon a Fund; by a failure of any condition precedent to the terminating Fund's obligations under the Agreement; by any order, final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated in the Agreement illegal. In the event of a termination, Victory Capital will bear all costs associated with the Reorganization.

Material U.S. Federal Income Tax Consequences of the Reorganization

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free "reorganization" under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Sidley Austin LLP, counsel to the Acquiring Fund, dated as of the Closing Date, substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

•The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

•Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the assumption of the liabilities of the Acquired Fund and issuance of Reorganization Shares;

•Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Acquired Fund's liabilities and the Reorganization Shares or upon the distribution of Reorganization Shares to Acquired Fund shareholders in exchange for their Acquired Fund shares in complete liquidation of the Acquired Fund;

•Under Section 354 of the Code, no gain or loss will be recognized by any Acquired Fund shareholder upon the exchange of its Acquired Fund shares solely for Reorganization Shares;

•Under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such Acquired Fund shareholder immediately prior to the Reorganization. Under Section 1223(1) of the Code, the holding period of Reorganization Shares received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided the Acquired Fund shares are held as capital assets at the time of the Reorganization;

•Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization. Under Section 1223(2) of the Code, the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund; and

•The Reorganization will not result in the termination of the Acquired Fund's taxable year, Acquired Fund's tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Acquired Fund's last taxable year that began before the Reorganization will be included in the Acquiring Fund's first taxable year that ends after the Reorganization.

Each opinion will be based on certain factual certifications made by officers of the AIC Trust and the AIC Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. Opinions of counsel are not binding on the Internal Revenue Service ("IRS") or the courts, and there is no assurance that the IRS or a court would agree with Sidley Austin LLP's opinion.

It is not anticipated that portfolio assets of the Acquired Fund will be sold by the Acquired Fund or the Acquiring Fund in connection with the Reorganization to a significant extent, if at all. If any portfolio assets are sold, the actual tax effect of any such sales will depend on the difference between the price at which such portfolio assets are sold and the applicable Fund's tax basis in such assets. Any capital gains recognized in any such sales on a net basis, after reduction by any available capital losses, will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

If a shareholder of the Acquired Fund acquired different blocks of shares of the Acquired Fund at different times or for different prices, such shareholder should consult their tax advisor concerning the treatment of the basis and holding period for the different blocks of stock in the Reorganization.

The tax attributes, including capital loss carryovers, of the Acquired Fund will move to the Acquiring Fund in the Reorganization. The ability of the Acquiring Fund to carry forward capital losses (if any) of the Acquired Fund and to use such losses to offset future gains is not expected to be limited as a direct result of the Reorganization.

Significant holders of shares of the Acquired Fund (generally, those holders that own at least 1% of the total outstanding stock (by vote or value) of the Acquired Fund or that own Acquired Fund securities with an aggregate basis of $1 million or more immediately prior to the Reorganization) generally will be required to attach a statement to their U.S. federal income tax return for the year in which the Reorganization occurs that contains the information listed in U.S. Treasury Regulation Section 1.368-3(b).

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders should also consult their tax advisers as to the state, local, foreign and non- income tax consequences, if any, of the Reorganization.

Reasons for the Proposed Reorganization and Board Deliberations Regarding the Proposal

At a meeting of the AIC Board held on February 3, 2021 (the "February 3 Meeting"), the AIC Board considered the Reorganization of the Acquired Fund, with the advice and assistance of Fund counsel and independent legal counsel to the members of the AIC Board who are not "interested persons" (as such term is defined in the 1940 Act) of the AIC Trust ("AIC Independent Trustees"). In advance of the February 3 Meeting, THB and Victory Capital provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, including responses to specific requests by the Board. At the meeting, the AIC Board received a presentation from Victory Capital and reviewed the terms of the Agreement, noting that the Reorganization would be submitted to the Acquired Fund's shareholders for approval. Victory Capital also responded to questions raised by the Board at the February 3 Meeting.

After the AIC Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the AIC Board considered relevant to its deliberations, the AIC Board, including the AIC Independent Trustees, unanimously approved the Reorganization of the Acquired Fund. The AIC Board, including the AIC Independent Trustees, also unanimously determined that participation by the Acquired Fund in the Reorganization would be in the best interests of the Acquired Fund and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization.

When it considered the proposed Reorganization, the AIC Board took note of the following factors and considerations:

•Victory Capital's discussion of the various potential benefits of the Transaction that is expected to close prior to the Reorganization;

•Victory Capital's discussion of the various potential benefits of the Reorganization to the shareholders of the Acquired Fund, including without limitation that:

oshareholders will continue to benefit from the expertise of the same portfolio managers who are currently managing the Acquired Fund;

othere are opportunities for increased asset growth and improved economies of scale, over the long-term, as a result of Victory Capital's distribution capabilities and fee structure in place with Victory funds vendors;

oVictory Capital has agreed to contractually limit the Acquired Fund's total operating expenses for all classes of shares so that, on a net basis, such expenses are expected to be no greater than the Acquired Fund's current operating expenses after waivers for at least two years following the closing of the Reorganization, although the Board noted that total operating expenses could increase after that date if the Victory Capital Expense Limitation Agreement is not renewed;

•Victory Capital's belief that the Reorganization has the potential to spread fixed costs over a larger combined asset base of Victory funds, which has the potential to result in a reduction in the per share expenses paid by shareholders of the Acquiring Fund over the longer term;

•the identical investment objective and substantially similar principal investment strategy and principal risks of the Acquired Fund and the Acquiring Fund as described herein;

•the investment advisory fee paid by the Acquiring Fund will be the lower than that paid by the Acquired Fund;

•the expected absence of any material unfavorable U.S. federal income tax consequences of the Reorganization (see "Material U.S. Federal Income Tax Consequences of the Reorganization");

•that the direct and indirect reasonable expenses and the reasonable out-of-pocket costs associated with the Reorganization (but not any portfolio transaction costs incurred in connection with the sale of any of the Acquired Fund's portfolio securities before or after the closing of the Reorganization) will be borne by Victory Capital and not by the shareholders of the Funds;

•Victory Capital's representation that the Reorganization is not expected to result in diminution in the level or quality of services that Acquired Fund shareholders currently receive; and

•the alternatives available to the Acquired Fund if the Acquired Fund does not participate in the Reorganization, such as the liquidation of the Acquired Fund, which would be a fully taxable redemption to shareholders.

In their deliberations, the AIC Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual AIC Board members may have attributed different weights to various factors.

In addition to the approval of the AIC Board, the Board of Acquiring Trust also separately met to consider information provided by THB and Victory Capital concerning the Funds, the Transaction and the proposed Reorganization. The Board, including the independent trustees thereof, also unanimously determined that participation by the Acquiring Fund in the Reorganization would be in the best interests of the Acquiring Fund and that the interests of any shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

Board Recommendation and Required Vote

The AIC Board unanimously recommends that shareholders of the Acquired Fund approve the proposed Agreement.

Approval of the Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A vote of a majority of the outstanding voting securities of the Acquired Fund is defined in the 1940 Act as the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at the Meeting; or (b) more than 50% of the outstanding voting securities of the Fund.

If the Agreement is not approved for the Acquired Fund, the Board will consider what further action should be taken with respect to the Acquired Fund. If shareholders approve the Reorganization of the Acquired Fund and the other conditions to closing are met, including closing of the Transaction, then it is anticipated that the Reorganization would occur after the close of business on April 30, 2021.

Agreement Between THB and Victory Capital Regarding the Reorganization

Pursuant to the Asset Purchase Agreement dated November 3, 2020 by and between THB, Thomson, Horstmann & Bryant, Inc. II, Christopher Cuesta as shareholder of Thomson, Horstman & Bryant, Inc. II and Victory Capital ("Purchase Agreement"), Victory Capital will acquire certain assets, intellectual property, books & records, and liabilities of THB (previously defined as "Transaction"). The Transaction provided that all key THB investment professionals would become employees of Victory Capital upon close and Victory Capital would acquire all the necessary books and records relating to THB clients to continue THB's investment track records. The Transaction closed on March 1, 2021.

The Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions. The closing of the Transaction is also subject to customary closing conditions, including regulatory approvals and the consent of clients. Under the Purchase Agreement, Victory Capital agreed to not take any action that would cause, or fail to take any action which, would have the effect, directly or indirectly, of causing, the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met with respect to the Transaction. Section 15(f) provides in substance that an investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale of securities of, or other interest in, such investment adviser that results in an assignment of an investment advisory contract so long as two conditions are satisfied. These two conditions are: (1) during the three- year period following the consummation of a transaction, at least 75% of the investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser, and (2) no "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC or the staff of the SEC) may be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto.

As Victory Capital employees, the former THB investment professionals continue to manage their current client's assets as Victory Capital's 10th investment franchise and maintain THB's branding, logo, and team culture. The team continues to work from its current Norwalk, Connecticut office. THB's boutique investment philosophy and process remains autonomous and under the direction of Christopher Cuesta, who serves as Chief Investment Officer for the THB investment franchise. The THB team has immediately benefited from Victory Capital's centralized operating and distribution platforms, which allows the team to focus on managing client accounts while reducing administrative burdens. This will create an environment for the investment team to focus on managing assets.

Interim Advisory Agreement between AIC Trust and Victory Capital

As a result of the Transaction, the assets of THB were acquired by Victory Capital, certain employees of THB became employees of Victory Capital and the investment advisory agreement between the AIC Trust, on behalf of the Acquired Fund, and THB (the "Prior Agreement") terminated automatically. On February 23, 2021, the AIC Board approved an interim investment advisory agreement with Victory Capital with respect to the Acquired Fund (the "Interim Agreement"), pursuant to which Victory Capital became the investment adviser to the Acquired Fund effective upon the closing of the Transaction. Pursuant to the Interim Agreement, Victory Capital makes investment decisions for the Acquired Fund and continuously reviews, supervises and administers the Acquired Fund's investment program. The Interim Agreement is substantially similar to the Prior agreement except with respect to the term of the agreement, termination provisions and that the fees payable to Victory Capital under the Interim Agreement are paid into an interest bearing escrow account, which will be released if shareholders approve the Reorganization.

The 1940 requires a new investment advisory agreement of a registered investment company to be approved by the majority vote of the outstanding voting securities of that investment company. Rule 15a-4 under the 1940 Act provides a temporary exemption from the shareholder approval requirement for an interim period of up to 150 days after termination of an advisory contract provided that, among other things: the compensation to be received under the interim advisory agreement is no greater than the compensation the adviser would have received under the previous advisory agreement; compensation earned under the interim advisory agreement will be held in an interest bearing escrow account until shareholders approve an agreement with the investment adviser; and the investment company's board of trustees, including a majority of the independent trustees, has approved the interim advisory agreement. Rather than propose a new investment advisory agreement, AIC Trust is recommending that shareholders approve the Reorganization before the expiration of the 150-day interim period.

If the shareholders of the Acquired Fund do not approve the Reorganization within 150 days of the close of the Transaction, then the interim advisory agreement between the AIC Trust and Victory Capital will terminate. At that point, the Board of AIC Trust may take any further action it deems to be in the best interest of the Acquired Fund and its shareholders, including: (1) extending the term of the interim advisory agreement with Victory Capital to permit additional time to solicit shareholder approval of the Reorganization; (2) identifying another adviser to serve as the adviser for the Acquired Fund; or (3) liquidating the Acquired Fund.

At a meeting of the AIC Board held on February 23, 2021 (the "February 23 Meeting" and, together with the February 3 Meeting, the "February Meetings"), the AIC Board considered the approval of the Interim Agreement. In preparation for the February 23 Meeting, the Trustees requested that Victory Capital furnish information necessary to evaluate the terms of the Interim Agreement. The Trustees used this information, as well as other information that Victory Capital submitted to the AIC Board in connection with the February 3 Meeting, to help them decide whether to approve the Interim Agreement. The Trustees also considered other information that THB and other service providers of the Acquired Fund presented or submitted to the AIC Board in connection with its most recent approval of the continuation of the Prior Agreement, and at other meetings held since the most recent renewal of the Prior Agreement, to help them decide whether to approve the Interim Agreement.

Specifically, the AIC Board requested and received written materials from Victory Capital in advance of the February Meetings regarding, among other things: (i) the terms, conditions, and expected timing of the Transaction, and the reasons that Victory Capital and THB were undergoing the Transaction; (ii) the nature, extent and quality of the services to be provided by Victory Capital under the Interim Agreement; (iii) Victory Capital's operations and financial condition; (iv) Victory Capital's compliance program;

(v)Victory Capital's investment management, portfolio risk management, trading and operational support, and legal and compliance programs to be utilized with respect to the Acquired Fund; and (vi) Victory Capital's investment management personnel.

At the February 23 Meeting, the Trustees of the AIC Board, including all of the AIC Independent Trustees, based on their evaluation of the information provided by Victory Capital and other service providers of the Acquired Fund, approved the Interim Agreement. In considering the approval of the Interim Agreement, the AIC Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by Victory Capital; and (ii) the fee to be paid to Victory Capital under the Interim Agreement, as discussed in further detail below. In addition, the AIC Board, in considering the Interim Agreement in the context of the Transaction, relied upon representations from Victory Capital that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services to be provided to the Acquired Fund by Victory Capital following the Transaction compared to the nature, extent and quality of serviced provided by THB to the Acquired Fund prior to the Transaction; and (ii) the Acquired Fund's portfolio managers will continue to serve as portfolio managers of the Acquired Fund as employees of Victory Capital following the Transaction.

Nature, Extent and Quality of Services Provided by Victory Capital

In considering the nature, extent and quality of the services to be provided by Victory Capital under the Interim Agreement, the AIC Board reviewed materials relating to the portfolio management services to be provided by Victory Capital to the Acquired Fund, including the quality of the continuing portfolio management personnel, the resources available to Victory Capital after the consummation of the Transaction and Victory Capital's compliance history and compliance program. The AIC Board Trustees reviewed the terms of the proposed Interim Agreement, and noted that the Interim Agreement has the same advisory fee as, and does not materially differ from, the Prior Agreement except with respect to the term of each agreement, termination provisions and that the fees payable to Victory Capital under the Interim Agreement are paid into an interest bearing escrow account, which will be released if shareholders approve the Reorganization. The AIC Board Trustees also reviewed materials relating to Victory Capital's investment and risk management approaches for the Fund. The most recent investment adviser registration form (Form ADV) for Victory Capital also was available to the AIC Board, as were the responses of Victory Capital to a detailed series of questions provided ahead of each February Meeting which included, among other things, information about the investment advisory services to be provided by Victory Capital to the Acquired Fund following the Transaction.

Investment Performance of the Acquired Fund and THB

In connection with its most recent approval of the continuation of the Prior Agreement, the AIC Board was provided with regular reports regarding the Acquired Fund's performance over various time periods. The Trustees also reviewed reports prepared by the Acquired Fund's administrator comparing the Acquired Fund's performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from THB provided information regarding and led discussions of factors impacting the performance of the Acquired Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Acquired Fund's performance was satisfactory, or, where the Acquired Fund's performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by THB in an effort to improve the performance of the Acquired Fund.

Costs of Advisory Services

In connection with its most recent approval of the continuation of the Prior Agreement, the AIC Board was presented with a report of the advisory fee paid to THB. The Trustees also reviewed reports prepared by the Acquired Fund's administrator comparing the Acquired Fund's net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Acquired Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Acquired Fund is subject. Based on this information and the AIC Board's consideration at the February 23 Meeting that the investment advisory fee payable to Victory Capital under the Interim Agreement is the same as the investment advisory fee payable to THB under the Prior Agreement, the Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services to be rendered by Victory Capital.

Profitability and Economies of Scale

Because Victory Capital is new to the Acquired Fund, it was not possible to determine the profitability that Victory Capital might achieve with respect to the Acquired Fund or the extent to which economies of scale would be realized by Victory Capital as the assets of the Acquired Fund grow following the Transaction. Accordingly, the Trustees did not make any conclusions regarding Victory

Capital's profitability, or the extent to which economies of scale would be realized by Victory Capital as the assets of the Acquired Fund grow following the Transaction.

Conclusion

Based on the AIC Board's deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the AIC Board, including all of the AIC Independent Trustees, with the assistance of Acquired Fund counsel and AIC Independent Trustees' counsel, unanimously concluded that the terms of the Interim Agreement, including the fees payable thereunder, were fair and reasonable and agreed to approve the Interim Agreement. In its deliberations, the AIC Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Comparison of Investment Advisers and Investment Advisory Fees

THB

Prior to the Transaction, THB served as the investment adviser to the Acquired Fund. THB was a Delaware corporation formed in 1982, and was 100% employee-owned investment management firm with its principal place of business located at 501 Merritt 7, Norwalk, Connecticut 06851. As of December 31, 2020, THB had approximately $518 million in assets under management.

Prior to the Transaction, for the advisory services provided and expenses assumed by it under an investment advisory agreement, THB was entitled to a fee, which was calculated daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Acquired Fund. The advisory fee rate paid by the Acquired Fund during the fiscal year ended October 31, 2020 after expense limitations and fee waivers, was 0.52%.

Prior to the Transaction, THB contractually agreed (the "THB Expense Limitation Agreement") to waive fees and reimburse expenses of the Acquired Fund in order to keep total annual Fund operating expenses (excluding 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Acquired Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, "excluded expenses")) from exceeding 1.25% of the average daily net assets of each of the Acquired Fund's share classes until March 29, 2022 (the "expense cap"). To maintain the expense cap, THB may reduce a portion of its management fee and/or reimburse certain expenses of the Acquired Fund. In addition, THB may receive from the Acquired Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. The contractual expense limitation agreement may be terminated: (i) by the AIC Board, for any reason at any time, or (ii) by THB, upon ninety (90) days' prior written notice to the AIC Trust, effective as of the close of business on March 29, 2022.

A discussion regarding the basis for the AIC Trust Board's most recent approval of the Prior agreement for the Acquired Fund will be available in the Acquired Fund's semi-annual report to shareholders dated April 30, 2021, which will cover the period from November 1, 2020 to April 30, 2021.

Victory Capital

Following the Reorganization, Victory Capital will serve as the investment adviser to the Acquiring Fund. Victory Capital is a New York corporation registered as an investment adviser under the Advisers Act. Victory Capital will oversee the operations of the Acquiring Fund according to investment policies and procedures adopted by the Board of Trustees of the Acquiring Trust. As of February 28, 2021, Victory Capital managed or advised assets totaling approximately $150.6 billion for individual and institutional clients. Victory Capital's principal address is 15935 La Cantera Parkway, San Antonio, Texas 78256.

Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. THB Asset Management is the investment franchise responsible for the management of the Acquiring Fund.

Under its Investment Management Agreement with the Acquiring Trust on behalf of the Acquiring Fund, Victory will regularly provide investment advice to each of the Acquiring Fund and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Acquiring Fund. For the advisory services it provides, the Acquiring Fund will pay Victory Capital an advisory fee, accrued daily and payable monthly at the annual rate of 1.15% of the average daily net assets of the Acquiring Fund.

Pursuant to the Victory Expense Limitation Agreement with the Acquiring Fund, for at least two years following the closing of the Reorganization, Victory Capital has contractually agreed to waive fees or reimburse certain expenses of the each class of shares of the Acquiring Fund to the extent necessary to maintain the total net annual operating expenses of such class (excluding the any acquired fund fees and expenses, dividend and interest expenses on short sales, other interest expenses, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business) at a level that will be no higher than they are under the THB Expense Limitation Agreement. See "Comparison of the Acquired Fund and the Acquiring Fund—Fees and Expenses" for more details on the Victory Expense Limitation Agreement.

Under the terms of the Victory Expense Limitation Agreement with respect to the Acquiring Fund, Victory Capital may recoup waived advisory fees and reimbursed expenses for up to three years after the fiscal year in which the waiver or reimbursement took place.

From time to time, Victory Capital also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Acquiring Fund.

A discussion regarding the basis for the Acquiring Trust Board's approval of the investment advisory agreement for the Acquiring Fund will be available in the Acquiring Fund's next shareholder report following the close of the Reorganization.

Manager of Managers Structure —Victory Funds

Victory Portfolios has received an exemptive order from the SEC that permits Victory Capital, subject to the approval of the Acquiring Trust's Board, to appoint or replace certain sub-advisers to manage all or a portion of a Victory fund's assets and enter into, amend or terminate a sub-advisory agreement with certain sub-advisers without obtaining shareholder approval (the "Victory Order"). Under the terms of the Victory Order, the manager of managers structure applies to sub-advisers that are affiliated as well as unaffiliated with the Acquiring Fund or Victory Capital.

While Victory Capital has no present intent to rely upon the Victory Order, pursuant to the Victory Order, Victory Capital, with the approval of the Victory Portfolios Board, would have the discretion to terminate any sub-adviser and allocate and reallocate the Acquiring Fund's assets among Victory Capital and any other portfolio managers. Victory Capital, subject to oversight and supervision by the Acquiring Trust's Board, has responsibility to oversee any sub-adviser to the Acquiring Fund and to recommend, for approval by the Acquiring Trust's Board, the hiring, termination and replacement of sub-advisers for the Acquiring Fund. In evaluating a prospective sub-adviser, Victory Capital would consider, among other things, the proposed sub-adviser's experience, investment philosophy and historical performance. Victory Capital would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage the Acquiring Fund. In the event that Victory Capital hires a new sub-adviser pursuant to the multi-manager structure, the Victory Fund will provide shareholders with information about the new sub-adviser and sub-advisory agreement within 60 days.

Use of the manager of managers structure would not diminish Victory Capital's responsibilities to the Acquiring Fund under the Advisory Agreement. Victory Capital would continue to have overall responsibility, subject to oversight by the Acquiring Trust's Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, Victory Capital would, subject to the review and approval of the Acquiring Trust's Board: (a) set the Acquiring Fund's overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of the Acquiring Fund's assets; and (c) implement procedures reasonably designed to ensure that each sub-adviser complies with the Acquiring Fund's investment goal, policies and restrictions. Subject to the review by the Acquiring Trust's Board, Victory Capital would: (a) when appropriate, allocate and reallocate the Acquiring Fund's assets among multiple sub-advisers; and (b) monitor and evaluate the performance of the sub-advisers. Replacement of Victory Capital or the imposition of material changes to the investment advisory agreement would continue to require prior shareholder approval.

Comparison of Other Principal Service Providers

The following table lists the principal service providers for the Acquired Fund and those expected to serve the Acquiring Fund following the closing of the Reorganization.

SERVICE PROVIDERS

SERVICE	ACQUIRED FUND	ACQUIRING FUND
Distributor	SEI Investments Distribution Co.*	Victory Capital Services, Inc.*
	One Freedom Valley Drive	4900 Tiedeman Road, 4th Floor
Administrator and Fund	Oaks, Pennsylvania 19456	Brooklyn, Ohio 44144
	SEI Investments Global Funds Services	Victory Capital Management Inc.
Accountant	One Freedom Valley Drive	4900 Tiedeman Road, 4th Floor
Custodian	Oaks, Pennsylvania 19456	Brooklyn, Ohio 44144
	MUFG Union Bank, N.A.	Citibank N.A.
	350 California Street, 6th Floor	388 Greenwich St.
Transfer Agent	San Francisco, California 94104	New York, New York 10013
	DST Systems, Inc.	FIS Investor Services LLC
	333 W. 11th Street	4249 Easton Way, Suite 400
	Kansas City, Missouri 64105	Columbus, Ohio 43219

*Registered broker-dealer and member of FINRA.

Ernst & Young LLP is the independent registered public accounting firm for the Acquired Fund. Cohen & Company Ltd. is the independent registered public accounting firm for the Acquiring Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Shareholder Instructions. If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or during the course of the conference call meeting. Your vote is important no matter how many shares you own. If you plan to attend the Meeting via conference call, you will have the opportunity to (i) join the Meeting on the conference line number that will be provided upon shareholder request, and (ii) vote during the course of the Meeting via the Internet or by telephone only, using the website or phone number provided in the proxy card. At any time before the Meeting, you may change your vote by providing written notice to AIC, by submitting a subsequent proxy by mail, Internet or telephone, or by voting during the course of the Meeting. For additional voting information, shareholders should call 1-855-THB-FUND.

Voting and Other Matters. Shareholders of record of the Acquired Fund on March 12, 2021 (the "Record Date") are entitled to vote at the Meeting. With respect to the Reorganization, shareholders of the Acquired Fund are entitled to one vote for each full share owned and proportionate, fractional votes for fractional shares held. All share classes of the Acquired Fund will vote together as one class on the proposed Reorganization. The total number of shares of each class of the Acquired Fund outstanding and entitled to vote as of the close of business on the Record Date are set forth below.

Investor Class	Institutional Class

THB Asset Management MicroCap Fund                  116,386.26                          3,270,463.59

The solicitation of proxies will be largely by mail, but may include telephonic, Internet or oral communication by officers and service providers of AIC, who will not be paid for these services, and/or AST Fund Solutions, that may be retained by AIC for solicitation services for an estimated fee of $5,000, plus out-of-pocket expenses. Such amount will be paid by Victory Capital. Pursuant to this arrangement, AST Fund Solutions has agreed to contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the Reorganization.

All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no contrary direction is given on an executed proxy card, it will be voted FOR the approval of the Reorganization. Shareholders may revoke their voting instructions by submitting a subsequent voting instruction card before the Meeting, by telephone or via the internet before the Meeting, by timely written notice, or by attending and providing voting instructions at the Meeting.

If your shares are held of record by a broker-dealer, you may still attend the Meeting via conference call, but if you wish to vote during the course of the Meeting, you will need to obtain a legal proxy from your broker of record. Legal proxies must be submitted to AST Fund Solutions by 1:00 p.m., Eastern Time, on April 20, 2021. The presence in person or by proxy of shareholders of the Fund holding a majority of the total number of votes eligible to be cast by all shareholders of the Fund as of the Record Date constitutes a quorum for the transaction of business at the Meeting. Shareholders and proxy holders entitled to be present and to vote at the Meeting that are not physically present at the Meeting but participate by means of remote communication shall be considered present in person for all purposes under the Acquired Trust's By-Laws and may vote at such a meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present; however, they will have the effect of a vote AGAINST the approval of the Reorganization, because an absolute percentage of affirmative votes is required to approve the Reorganization. Broker non-votes will not be counted towards the quorum.

As used above, "broker non-votes" relate to shares that are held of record by a broker-dealer for a beneficial owner who has not given instructions to such broker-dealer. Pursuant to certain rules promulgated by the New York Stock Exchange that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters, such as the Reorganization. Therefore, there is not expected to be any "broker non- votes" on the Reorganization.

AIC is organized as a voluntary association (commonly known as a business trust) under the laws of the Commonwealth of Massachusetts. As such, AIC is not required to, and does not, hold annual meetings. Nonetheless, the AIC Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of AIC. Shareholders of the Acquired Fund who wish to present a proposal for action at a future meeting should submit a written proposal to AIC for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Acquired Fund's proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

No business other than the matter described above is expected to come before the Meeting, but should any other business properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS ON THE PROXY CARD.

CAPITALIZATION AND OWNERSHIP OF FUND SHARES

The Acquiring Fund will be the successor to the accounting and performance information of the Acquired Fund after consummation of the Reorganization. Only pro forma capitalization information is shown for the Acquiring Fund because the Acquiring Fund will not commence investment operations until the completion of the Reorganization. Accordingly, the pro forma capitalization of the Acquiring Fund upon close of the Reorganization will be identical to the capitalization of the Acquired Fund immediately before the Reorganization. The following table shows the capitalization as of February 28, 2021, for the Acquired Fund and, with respect to the Acquiring Fund, on a pro forma basis based upon the Acquiring Fund's valuation procedures, assuming the Reorganization had taken place as of that date. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Current and Pro Forma Capitalization of the Acquired Fund and Acquiring Fund
		Net asset
	Net assets	value per	Shares
Fund		share	outstanding*

THB Asset Management MicroCap Fund (Current)
(Acquired Fund)
Investor Class ........................................................................................	$1,522,227	$24.28	62,185
Institutional Class ..................................................................................	$83,628,909	$25.54	3,274,278
Total.......................................................................................................	$85,151,136		3,336,462

Victory THB US Small Opportunities Fund (Pro Forma)
(Acquiring Fund)
Class A	$1,522,227	$24.28
			62,185
....................................................................................................Class I	$83,628,909	$25.54	3,274,278

Total.......................................................................................................	$85,151,136		3,336,462

*Assumes the Reorganization was consummated on February 28, 2021, and is for informational purposes only.

Interest of Certain Persons in the Reorganization

Acquired Fund

Exhibit F sets forth certain additional information regarding the persons who owned of record or beneficially 5% or more of the outstanding shares of the Acquired Fund, as of March 3, 2021.

As of March 3, 2021, the officers and trustees of the Acquired Fund, as a group, owned less than 1% of the outstanding shares of the Fund.

Acquiring Fund

No shares of the Acquiring Fund were outstanding as of the date of this combined prospectus/proxy statement (other than a single share of the Acquiring Fund issued to Victory Capital for approval of certain organizational matters). It is expected that the officers and trustees of the Acquiring Fund, as a group, will own less than 1% of the outstanding shares of the Acquiring Fund immediately after the consummation of the Reorganization.

Financial Highlights

Acquired Fund

The financial highlights that are included in the Acquired Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2020 are attached hereto as Exhibit G.

Acquiring Fund

Audited financial information for the Acquiring Fund is not available because the Acquiring Fund has not commenced operations as of the date of this combined prospectus/proxy statement. For this reason, no financial highlights of the Acquiring Fund are included herein. The Acquired Fund will be the accounting and performance survivor of the Reorganization.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 26th day of February, 2021, by and among Victory Portfolios, a registered investment company and a Delaware statutory trust (the "Acquiring Trust"), individually and on behalf of Victory THB US Small Opportunities Fund, a separate series of the Acquiring Trust (the "Acquiring Fund"), The Advisors' Inner Circle Fund, a registered investment company and a Massachusetts voluntary association (the "Selling Trust"), individually and on behalf of the THB Asset Management MicroCap Fund, a separate series of the Selling Trust (the "Target Fund"), and, solely for purposes of ARTICLES I (paragraph 3), IX and XIII of this Agreement, Victory Capital Management Inc. ("Victory Capital") and solely for purposes of ARTICLES I (paragraph 3), V and XIII of this Agreement, Thomson Horstmann & Bryant, Inc. ("THB"). Other than the Acquiring Fund and the Target Fund, no other series of either the Acquiring Trust or the Selling Trust are parties to this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of

Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and Section 1.368- 2(g) of the U.S. Treasury regulations promulgated under the Code (the "Treasury Regulations"). The reorganization will consist of: (i) the transfer and delivery of all of the assets of the Target Fund (referred to herein as the "assets of the Target Fund") to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of all of the Target Fund's Liabilities (as defined in paragraph 1.3) and newly-issued Class I shares ("Class I Acquiring Fund Shares") and Class A shares ("Class A Acquiring Fund Shares" and, collectively with the Class I Acquiring Fund Shares, "Acquiring Fund Shares") of the Acquiring Fund; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Class I Acquiring Fund Shares pro rata to the Institutional Class shareholders of the Target Fund of the Target Fund and the Class A Acquiring Fund Shares pro rata to the Investor Class shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, but is a "shell" series of the Acquiring Trust created for the purpose of acquiring the assets of the Target Fund and assuming the Liabilities (as defined in paragraph 1.3) of the Target Fund and has had no assets and has carried on no investment activities prior to the Reorganization; the Target Fund is a separate series of the Selling Trust; the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"); and the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Target Fund is properly treated as a "regulated investment company" under Subchapter M of the Code (a "RIC") and the Acquiring Fund will be treated as a RIC under the Code for the taxable year that includes the Closing Date;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Acquiring Trust (the "Victory Board," with the members of the Victory Board referred to individually as the "Victory Trustees"), including a majority of the Victory Trustees who are not "interested persons," as defined by the 1940 Act, of the Acquiring Trust, on behalf of the Acquiring Fund, has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Selling Trust (the "AIC Board," with the members of the AIC Board referred to individually as the "AIC Trustees"), including a majority of the AIC Trustees who are not "interested persons," as defined by the 1940 Act, of the Selling Trust, on behalf of the Target Fund, has determined that the Reorganization is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the above recitals and premises and of the covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ALL OF THE ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF TARGET FUND LIABILITIES; AND LIQUIDATION OF THE TARGET FUND

1.1.THE EXCHANGE. Subject to the requisite approval of the Target Fund Shareholders (as defined in paragraph 1.5) and the other terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever except those liens, encumbrances and claims as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund. In exchange, the Acquiring Fund agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each class of the Acquiring Fund, determined by multiplying the outstanding shares of the corresponding class of Target Fund shares (as set forth below) by the ratio computed by dividing: (i) the net asset value of one Target Fund Share of such class, computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Liabilities of the Target Fund (as defined in paragraph 1.3). Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows:

Target Fund Share Class	Acquiring Fund Share Class
Institutional Class Shares	Class I Shares
Investor Class Shares	Class A Shares

1.2.ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets owned by the Target Fund associated with the Target Fund, including, without limitation, all rights, cash, securities, commodities, interests in futures, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, contractual rights and choses in action, all books and records belonging to the Selling Trust associated with the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.8 (the "Assets").

The Target Fund shall, ten (10) days prior to the Closing Date (or such other date as may be agreed to by the parties), furnish the Acquiring Fund with: (a) a list of the Target Fund's portfolio securities and other investments; and (b) a list of the Target Fund's "historic business assets," which are defined for this purpose: as (i) those assets that were acquired by the Target Fund prior to the date of the approval of the Reorganization by the AIC Board on behalf of the Target Fund; and (ii) those assets that were acquired subsequent to such board approval but in accordance with the Target Fund's investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The Acquiring Fund shall, no later than three (3) days prior to the Closing Date, furnish the Target Fund with a list of the securities and other instruments, if any, on the Target Fund's list referred to in subclauses (a) and (b) of this paragraph 1.2 that the Acquiring Fund would not be permitted to hold (i) under its investment objectives, policies and restrictions; (ii) under applicable law; or (iii) because the transfer of such investments would result in material operational or administrative difficulties (including relating to valuation matters) to the Acquiring Fund in connection with facilitating the orderly transition of the Target Fund's Assets to the Acquiring Fund. If reasonably requested by the Acquiring Fund, the Target Fund shall dispose of securities and other instruments on such list of the Acquiring Fund before the Closing Date.

In addition, if it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, shall dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the Target Fund furnishes the Acquiring Fund with the lists described in subclauses (a) and (b) of this paragraph 1.2, the Target

Fund shall not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, nothing herein shall require the Target Fund to dispose of or purchase any portfolio, securities or other investments, if, in the reasonable judgment of the AIC Board, on behalf of the Target Fund, or its investment adviser, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund; and (B) nothing herein shall permit the Target Fund to dispose of or purchase any portfolio securities or other investments if, such acquisition or disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund.

1.3.LIABILITIES TO BE ASSUMED. The Target Fund shall endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its prospectus, in good faith to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing immediately after the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately preceding the Closing Date (collectively, "Liabilities").

1.4.STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the

Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made by the Selling Trust or the Target Fund prior to the Closing Date.

1.5.LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (as defined below) (the "Target Fund Shareholders"), all of the Acquiring Fund Shares received by the Target Fund in connection with the Reorganization. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund shall thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of Target Fund shares. All issued and outstanding shares of the Target Fund shall, simultaneously with the liquidation, be cancelled on the books of the Target Fund and shall be null and void. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6.OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares shall be shown on the books of the Acquiring Fund's transfer agent.

1.7.TRANSFER TAXES. Any transfer taxes payable upon the issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8.REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns (for tax periods ending on or prior to the Closing Date) or other documents with the U.S. Securities and Exchange Commission (the "SEC"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Selling Trust on behalf of the Target Fund, and the Acquiring Fund, Acquiring Trust and Victory Capital shall provide such assistance as the Target Fund, Selling Trust or THB may reasonably request in connection with the preparation and filing of such reports, returns, and other filings. The Target Fund shall file such regulatory reports, tax returns or other documents on a timely basis (including any extension) up to and including the Closing Date and such later date on which the Target Fund's existence is terminated.

1.9.TERMINATION AND DISSOLUTION. The Target Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the Selling Trust's governing documents, the laws of the Commonwealth of Massachusetts and the federal securities laws.

1.10.BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Acquiring Fund from and after the Closing Date at the Acquiring Fund's cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11.ACTION BY TRUSTS. The Selling Trust shall take all actions expressed herein as being the obligations of the Target Fund on behalf of the Target Fund, and the Acquiring Trust shall take all actions expressed herein as being the obligations of the Acquiring Fund on behalf of the Acquiring Fund.

ARTICLE II

VALUATION

2.1.VALUATION OF TARGET FUND SHARES. The net asset value per share of each class of the Target Fund shares shall be the net asset value per share for the class computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Date"), after the declaration and payment of the dividends and/or other distributions pursuant to paragraph 7.8, in accordance with the Acquiring Fund's valuation procedures.

2.2.VALUATION OF ACQUIRING FUND SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed on the Valuation Date, in accordance with the Acquiring Fund's valuation procedures.

2.3.SHARES TO BE ISSUED. The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Fund's assets to be acquired by the Acquiring Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1. All Acquiring Fund shares delivered to the Target Fund shall be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

2.4.DIFFERENCES IN VALUATION PROCEDURES. The Selling Trust and the Acquiring Trust agree to use all commercially reasonable efforts to resolve prior to the Valuation Date any material pricing differences between the prices of portfolio securities determined in accordance with the Target Fund's valuation procedures and those determined in accordance with the Acquiring Fund's valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1.CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur as of the close of business on April 30, 2021, or on such later date as the parties may agree (the "Closing Date"). Unless otherwise provided or at such other time as the parties may agree, all acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern time on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2.CUSTODIAN'S CERTIFICATE. The Target Fund shall instruct its custodian, MUFG Union Bank, N.A. (the "Custodian"), to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing, or as soon as practicable following the Closing Date, but in no event later than May 4, 2021, a certificate of an authorized officer stating that the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Target Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, Citibank, N.A., for examination no later than five (5) business days preceding the Closing Date and shall be transferred and delivered by the Target Fund as of the Closing Date to the custodian for the Acquiring Fund for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3.EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the reasonable judgment of either an appropriate officer of the Acquiring Trust or an appropriate officer of the Selling Trust, accurate appraisal of the value of the net assets of the Acquiring Fund or of the Target Fund is impracticable, the Valuation Date and the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as may be mutually agreed in writing by an authorized officer of each party.

3.4.TRANSFER AGENT'S CERTIFICATE. The Target Fund shall instruct its transfer agent, DST Systems, Inc. (the "Transfer Agent"), to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing, or as soon as practicable following the Closing Date, but in no event later than May 4, 2021, a certificate of an authorized officer stating that its records contain the names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the Valuation Date, and the class, number and percentage ownership (to three decimal places) of outstanding shares owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders' accounts on the books of the Acquiring Fund.

3.5.DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6.FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph

3.2hereof to the custodian for the Acquiring Fund of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers' confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1.REPRESENTATIONS OF THE SELLING TRUST ON ITS BEHALF AND ON BEHALF OF THE TARGET FUND.

The Selling Trust, individually and on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a)The Selling Trust is a voluntary association (commonly known as a business trust) that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Target Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Selling Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b)The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act, and the registration of each class of Target Fund shares under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending, or, to the knowledge of the Selling Trust, threatened. The Selling Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c)As of the date of this Agreement, the Selling Trust has provided the Acquiring Trust with such information relating to the Selling Trust and the Target Fund as is reasonably necessary for the Acquiring Trust to prepare a Registration Statement on Form N-14, including a Combined Prospectus/Proxy Statement to be contained therein as so amended or supplemented (the "Registration Statement") in compliance, in all material respects, with the requirements of the federal and state securities laws and the rules and regulations thereunder, and as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, such information does not and shall not include, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.1(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Trust and the Acquiring Fund furnished to the Selling Trust by the Acquiring Trust or the Acquiring Fund. Any written information regarding the Selling Trust and the Target Fund included in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d)The Target Fund's prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e)Neither the Selling Trust nor the Target Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust individually and on behalf of the Target Fund shall not result in the violation of, Massachusetts law or any provision of the Selling Trust Governing Documents, or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the Target Fund is a party or by which it is bound.

(f)There are no material contracts outstanding to which the Target Fund is a party, other than as disclosed in the currently effective registration statement for the Target Fund or in the Registration Statement. Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, neither the Selling Trust nor the Target Fund has any material contracts, agreements or other commitments (other than this Agreement) that will not be terminated without liability to it before the Closing Date. Except as disclosed in writing to the Acquiring Fund, neither the Selling Trust nor the Target Fund are aware of any contingent liabilities of the Target Fund that will not be discharged prior to the Closing Date.

(g)No litigation, claims, actions, suits, proceedings or investigation of or before any court or governmental body is pending or to the Selling Trust's knowledge threatened against the Target Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Selling Trust or the Target Fund's financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. Neither the Selling Trust nor the Target Fund knows of any facts that might form the basis for the institution of such proceedings and neither is a party to nor subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h)The audited financial statements of the Target Fund for the fiscal years ended October 31, 2019 and October 31, 2020, which have been audited by Ernst & Young LLP, and the unaudited financial statements of the Target Fund for the semi-annual period ended April 30, 2020 have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly, in all material respects, reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund's reports on Form N-CSR and, to the knowledge of the Selling Trust, no such disclosure will be required as of the Closing Date.

(i)There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund as of October 31, 2020, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund's Assets, the discharge of the Target Fund's liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j)Since February 3, 2021, there has not been (i) any pending or to the knowledge of the Selling Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; (v) any amendment of the Selling Trust's organizational documents in a manner materially affecting the Target Fund; (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable; and (vii) any agreement or commitment to do any of the foregoing.

(k)As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such applicable due dates (including any extensions) and are or shall be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund's knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns. The Target Fund has not been informed in writing by any jurisdiction that the jurisdiction believes that the Target Fund was required to file any tax return that was not filed. The Target Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of taxes.

(l)The Selling Trust has an unlimited number of authorized shares of beneficial interest, of which, as of March 12, 2021, there were outstanding 3,270,463.5860 shares of the Target Fund's Institutional Class and 116,386.2550 shares of the Target Fund's Investor Class. No shares of the Target Fund were held in the treasury of the Selling Trust. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter's rights. All of the issued and outstanding shares of the Target Fund shall, at the Valuation Date, be held by the persons and in the amounts set forth in the records of the Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m)Except as otherwise disclosed to the Acquiring Fund, at the Closing Date, the Selling Trust, on behalf of the Target Fund, shall have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which the Acquiring Fund has received notice and which have been taken into account in the net asset value of the Target Fund; and upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law the Acquiring Trust, on behalf of the Acquiring Fund, shall acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n)Subject to the requisite approval of this Agreement by the Target Fund shareholders as of the shareholder meeting record date, the Selling Trust, individually and on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the AIC Trustees, on behalf of the Target Fund. This Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other trust action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(o)The information to be furnished by the Selling Trust and the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory or self-regulatory authority that may be necessary in connection with the transactions contemplated herein is and shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p)The Target Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and shall continue to qualify as a RIC under the Code for its taxable year through the Closing Date; and has satisfied the distribution requirements imposed by the Code for qualification as a RIC for each of its taxable years. The Target Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any failure to take any action which action or failure could reasonably be expected to cause the Target Fund to fail to qualify as a RIC under the Code. The Target Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund. The Target Fund has been eligible to and has computed its federal tax under Section 852 of the Code, and has not been, and will not be, liable for any income tax or material excise tax under Section 852 or 4982 of the Code.

(q)Except for the Registration Statement and the requisite approval of this Agreement by the Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph (r) or consents or notices required by the terms of any portfolio securities of a Target Fund that are being transferred is required for the consummation by the Selling Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r)The Trustees of the Selling Trust, on behalf of the Target Fund, will call a special meeting of Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to seek to obtain approval of the transactions contemplated herein. Such meeting shall comply with all applicable laws and regulations.

(s)Except where the shareholder of record is a dealer in securities required to register under the laws of the United States, the Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid

Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by

Sections 1441, 1442, 1471 and 3406 of the Code.

(t)Prior to the valuation of the Assets as of the Valuation Date, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Date, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders (i) all of the Target Fund's investment company taxable income for all its taxable years ended prior to the Closing Date (determined without regard to any deductions for dividends paid); (ii) all of the Target Fund's net capital gain recognized in all its taxable years ended prior to the Closing Date (after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of a Target Fund's interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all its taxable years prior to the Closing Date.

(u)There have been no miscalculations of the net asset value of the Target Fund or the net asset value per share of any class of shares of the Target Fund during the twelve-month period preceding the date hereof that have not been remedied in accordance with industry practice that, individually or in the aggregate, would have a material adverse effect on the Target Fund or its Assets, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.

(v)The Selling Trust has maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder, and such books and records are true and correct in all material respects, and copies (electronic or otherwise) will be provided to the Acquiring Fund on or about the Closing Date.

(w)The Selling Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund.

(x)The Selling Trust and the Target Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

(y)The Target Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates;

(z)The Selling Trust represents that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than as contemplated by this Agreement.

4.2.REPRESENTATIONS OF THE ACQUIRING TRUST ON ITS BEHALF AND ON BEHALF OF THE ACQUIRING FUND. The Acquiring Trust, individually and on behalf of the Acquiring Fund, as applicable, represents and warrants to the Selling Trust, on behalf of the Target Fund, as follows:

(a)The Acquiring Trust is a statutory trust that is duly formed, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust. The Acquiring Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Trust.

(b)The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the SEC as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, are in full force and effect and will be in full force and effect as of the Closing Date, and no action or proceeding to revoke or suspend such registrations is pending, or, to the knowledge of the Acquiring Trust, threatened. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c)The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and shall conform, as it relates to the Acquiring Trust and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and shall not include, as it relates to the Acquiring Trust and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Trust and the Target Fund furnished to the Acquiring Trust by the Selling Trust or the Target Fund. Any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the Acquiring Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d)The Acquiring Fund's prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e)Neither the Acquiring Trust nor the Acquiring Fund is in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust, individually and on behalf of the Acquiring Fund, shall not result in the violation of Delaware law or any provision of the Acquiring Trust's trust instrument or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor shall the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which it is bound.

(f)No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body is pending or to the Acquiring Trust's knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Trust's or the Acquiring Fund's financial condition, the conduct of its business or which would prevent or hinder the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the Acquiring Trust nor the Acquiring Fund know of any facts that might form the basis for the institution of such proceedings and neither is a party to nor subject to the provisions of any order, decree or judgment of any court, governmental body or regulatory agency that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)[RESERVED]

(h)[RESERVED]

(i)Since February 3, 2021, there has not been (i) any pending or to the knowledge of the Acquiring Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund's organizational documents in a manner materially affecting the Acquiring Fund; (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable; and

(vii)any agreement or commitment to do any of the foregoing.

(j)[RESERVED]

(k)The Acquiring Trust has an unlimited number of authorized shares of beneficial interest, of which, as of March 16, 2021, there were no outstanding shares of the Acquiring Fund, and no shares of the Acquiring Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date shall be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter's rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares. The Acquiring Fund's Shares will be, upon consummation of the Reorganization, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Trust and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws.

(l)At the Closing Date, the Acquiring Trust, on behalf of the Acquiring Fund, shall have good and marketable title to its assets, if any, free of any lien, encumbrance or other claim whatsoever, except those liens, encumbrances or claims as to which the Target Fund has received notice at or prior to the Closing Date and which have been taken into account in the net asset value of the Acquiring Fund.

(m)The Acquiring Trust, individually and on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Victory Board, on behalf of the Acquiring Trust and the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms and no other trust action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(n)The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable.

(o)[RESERVED]

(p)[RESERVED]

(q)The Acquiring Fund will qualify as a RIC under the Code for the taxable year that includes the Closing Date, and will satisfy the distribution requirements imposed by the Code for each of its taxable years and will satisfy them for the taxable year that includes the Closing Date. The Acquiring Fund has not yet commenced operations. The Acquiring Fund has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a RIC for federal income tax purposes. However, upon filing its first federal income tax return at the completion of its first taxable year, the Acquiring Fund will elect to be a RIC and until such time will take all steps necessary to ensure that it qualifies for taxation as a RIC under Sections 851 and 852 of the Code. The Acquiring Fund has not taken any action, caused any action to be taken, or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for the taxable year that includes the Closing Date.

(r)Except for the Registration Statement effectiveness, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

(s)The Acquiring Fund was formed for the purpose of effecting the transactions contemplated by this Agreement, and has not commenced investment operations and will not do so until after the Closing Date, and has no assets or liabilities (other than its rights and obligations under this Agreement). Accordingly, the Acquiring Fund does not have any tax attributes immediately before the transaction other than tax attributes, if any, related to a de minimis amount of assets held, if any, to facilitate the organization of the Acquiring Fund. The Acquiring Fund does not have any shareholders, and immediately following the Closing Date, the former shareholders of the Target Fund will own all of the Acquiring Fund's outstanding shares. The Acquiring Trust has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund.

(t)The Acquiring Trust and the Acquiring Fund have adopted and implemented written policies and procedures related to insider trading and a code of ethics that complies with all applicable provisions of Section 17(j) of the 1940 Act and Rule 17j-1 thereunder.

(u)The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by its investment adviser or its affiliates.

ARTICLE V

COVENANTS OF THE ACQUIRING TRUST, ACQUIRING FUND,

SELLING TRUST AND THE TARGET FUND

5.1.OPERATION IN ORDINARY COURSE. Subject to paragraph 7.8, each of the Acquiring Fund and the Target Fund shall operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends, shareholder purchases and redemptions and any other distributions that may be advisable. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquiring Fund shall take such actions as are customary to the organization of a new series prior to its commencement of operations. In order to facilitate the transfer of Assets at the Closing Date, Victory Capital may request in writing that THB use commercially reasonable efforts, subject to THB's fiduciary duty, to limit or cease portfolio trading on behalf of the Target Fund for a period of up to three business days prior to the Valuation Date. THB agrees that it will accommodate such requests to the extent such trading restrictions are consistent with the investment objectives, policies and strategies of the Target Fund and consistent with fulfilling its fiduciary obligations as an investment adviser. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2.STATEMENT OF ASSETS AND LIABILITIES. The Target Fund shall prepare and deliver to the Acquiring Fund ten (10) business days prior to the Closing Date a statement of the assets and Liabilities of the Selling Trust associated with the Target Fund as of such date for review and agreement by the parties to determine that the assets and Liabilities of the Selling Trust associated with the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund shall deliver at the Closing, or as soon as practicable following the Closing Date, but in no event later than May 4, 2021, (1) an updated statement of Assets and Liabilities of the Selling Trust associated with the Target Fund and (2) a list of the Target Fund's portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust.

5.3.ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Fund's officers and agents all books and records related to the assets and liabilities of the Target Fund to be acquired by the Acquiring Fund.

5.4.ADDITIONAL INFORMATION. The Selling Trust and the Target Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund's shares.

5.5.CONTRACT TERMINATION. The Selling Trust, on behalf of the Target Fund, shall terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Liabilities disclosed to the Acquiring Trust in accordance with paragraph 5.2, and the Acquiring Trust shall have received written assurances from the Selling Trust that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

5.6.FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund shall take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the Target Fund covenants that it shall, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and shall take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7.STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty

(60)days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which shall be certified by the Treasurer of the Selling Trust.

5.8.[RESERVED]

5.9.PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file with the SEC the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Target Fund. At the time the Registration Statement becomes effective, at the time of the Target Fund Shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934 and the 1940 Act, as applicable. Each party shall provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the SEC and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10.TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust, the Acquiring Fund, the Selling Trust nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of

Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Trust, the Acquiring Fund, the Selling Trust and Target Fund shall take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, counsel to the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Sidley Austin LLP).

5.11.REASONABLE BEST EFFORTS. Each of the Acquiring Fund, the Selling Trust and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12.AUTHORIZATIONS. The Acquiring Trust on behalf of the Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.13.PROXY. The Selling Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING TRUST ON BEHALF OF THE

TARGET FUND

The obligations of the Selling Trust on behalf of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust and the Acquiring Fund of all the obligations to be performed by the Acquiring Trust and the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1.All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct as of the Closing Date, and the Acquiring Trust, on behalf of the Acquiring Fund, shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Target Fund shall have received a certificate signed on behalf of the Acquiring Fund by an appropriate officer of the Acquiring Trust to that effect. The Target Fund shall have received certified copies of the resolutions adopted by the Victory Board approving this Agreement and the transactions contemplated herein.

6.2.[RESERVED]

6.3.This Agreement and the transactions contemplated thereby shall have been duly considered and approved by the Victory Board in accordance with the provisions of its trust instrument and by-laws and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Target Fund.

6.4.(i) No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

6.5.The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

6.6.The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending, threatened or contemplated.

6.7.The Selling Trust shall have received on the Closing Date an opinion of Sidley Austin LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the Acquiring Fund is a series thereof.

(b)Neither the execution, delivery or performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of this Agreement nor the compliance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, with the terms and provisions hereof will violate any provision of any applicable federal law of the United States of America.

(c)To the best of such counsel's knowledge, no governmental approval, consent or authorization which has not been obtained and is not in full force and effect is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement by the Acquiring Trust, on behalf of itself and the Acquiring Fund.

(d)Assuming that (i) each of the Acquiring Trust and Selling Trust was duly organized, was at all relevant times and is validly existing and in good standing under the laws of its respective jurisdiction of organization and had at all relevant times and has the full power and authority to execute, deliver and perform this Agreement, (ii) this Agreement constitutes the valid and binding agreement of the Selling Trust, on behalf of itself and the Target Fund, enforceable against the Selling Trust, on behalf of itself and the Target Fund, in accordance with its terms, and (iii) this Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of itself and the Acquiring Fund, and by the Selling Trust, on behalf of itself and the Target Fund, this Agreement is the valid and binding obligation of the Acquiring Trust, on behalf of itself and the Acquiring Fund, and enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms under the applicable laws of the State of Delaware, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, including, to the extent applicable, the rights or remedies of creditors of a "financial company" (as defined in Section 201 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) or affiliates thereof, and by general principles of equity (whether considered in a proceeding in equity or at law).

In giving their opinion, Sidley Austin LLP may state that they are relying on the opinion of Morris, Nichols, Arsht & Tunnell LLP as to matters of Delaware law.

6.8.The Selling Trust shall have received on the Closing Date an opinion of Morris, Nichols, Arsht & Tunnell LLP, as special Delaware counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)The Acquiring Trust is a statutory trust and is validly existing under the laws of the State of Delaware applicable to statutory trusts.

(b)The Acquiring Trust, on behalf of itself and the Acquiring Fund, has the power as a statutory trust to execute, deliver and perform all of its obligations under this Agreement under the Acquiring Trust's trust instrument and the laws of the State of Delaware applicable to statutory trusts. The execution and delivery of this Agreement and the consummation by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Acquiring Trust, on behalf of itself and the Acquiring Fund, under its trust instrument and the laws of the State of Delaware applicable to statutory trusts.

(c)This Agreement has been duly executed and delivered by the Acquiring Trust, on behalf of itself and the Acquiring Fund, under the Acquiring Trust's trust instrument and the laws of the State of Delaware applicable to statutory trusts, and, assuming the due authorization, execution and delivery of this Agreement by the Selling Trust, on behalf of the Target Fund, this Agreement is the valid and binding obligation of the Acquiring Trust and the Acquiring Fund, enforceable against the Acquiring Trust and the Acquiring Fund in accordance with its terms.

(d)The execution and delivery by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of this Agreement and the performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of its obligations under this Agreement will not violate the trust instrument or the by-laws of the Acquiring Trust.

(e)Neither the execution, delivery or performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of this Agreement nor the compliance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, with the terms and provisions hereof will violate any provision of any laws of the State of Delaware applicable to statutory trusts.

(f)No Delaware governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Trust, on behalf of itself and the Acquiring Fund, or the performance by the Acquiring Trust, on behalf of itself and the Acquiring Fund, of the respective obligations of each under this Agreement, except such as may be required under Delaware state securities laws about which we express no opinion.

(g)The Acquiring Fund Shares being issued pursuant to this Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with this Agreement, will be validly issued and fully paid.

6.9.The shareholders of the Target Fund have approved this Agreement in the manner specified in the Registration Statement.

6.10.As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund from those described in the Registration Statement.

6.11.The transaction contemplated by that certain Asset Purchase Agreement, dated as of November 3, 2020, as may be amended, by and among THB, Thomson, Horstmann & Bryan, Inc. II, Christopher Cuesta, and Victory Capital (the "Asset Purchase Agreement") has been closed.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST ON BEHALF OF THE

ACQUIRING FUND

The obligations of the Acquiring Trust on behalf of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Trust and the Target Fund of all the obligations to be performed by the Selling Trust and the Target Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1.All representations, covenants and warranties of the Selling Trust, on behalf of itself and the Target Fund contained in this Agreement shall be true and correct as of the Closing Date, and the Selling Trust, on behalf of the Target Fund, shall have performed in all material respects the obligations required to be performed by it hereunder at or prior to the Closing Date. The Acquiring Fund shall have received a certificate signed on behalf of the Target Fund by an appropriate officer of the Selling Trust to that effect. The Acquiring Fund shall have received certified copies of the resolutions adopted by the AIC Board approving this Agreement and the transactions contemplated herein.

7.2.[RESERVED]

7.3.This Agreement and the transactions contemplated hereby shall have been duly considered and approved by the AIC Board and the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of its declaration of trust and by-laws, as each may have been amended from time to time ("Selling Trust Governing Documents") and the requirements of the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.

7.4.(i) No order, preliminary or permanent injunction or decree issued by any governmental authority of competent jurisdiction, or pending by any governmental authority of competent jurisdiction that has initiated a proceeding seeking such an order, injunction or decree, preventing the consummation of the Reorganization shall be in effect and (ii) no statute, rule or regulation shall have been enacted, entered or promulgated by any governmental authority which prohibits or makes illegal the consummation of the Reorganization.

7.5.The SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

7.6.The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties to this Agreement, no investigation or proceeding by the SEC for that purpose shall have been instituted or be pending, threatened or contemplated.

7.7.The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the assets and Liabilities of the Selling Trust associated with the Target Fund, in accordance with paragraph 5.2, and

(2)a list of the Target Fund's portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Selling Trust.

7.8.Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders (i) all of the Target Fund's investment company taxable income for all its taxable years ended prior to the Closing Date (determined without regard to any deductions for dividends paid); (ii) all of the Target Fund's net capital gain recognized in all its taxable years ended prior to the Closing Date (after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of a Target Fund's interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all its taxable years prior to the Closing Date and at least 90 percent of such net tax- exempt income for such final taxable year.

7.9.The Acquiring Trust shall have received on the Closing Date an opinion from Morgan, Lewis & Bockius LLP, dated as of the Closing Date, in the form reasonably satisfactory to the Acquiring Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)The Selling Trust is a voluntary association (commonly known as a business trust) and is validly existing in good standing under the applicable laws of the Commonwealth of Massachusetts.

(b)The Selling Trust is registered as an open-end management investment company under the 1940 Act and the Target Fund is a series thereof.

(c)The Selling Trust, on behalf of itself and the Target Fund, has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of this Agreement and the consummation by the Selling Trust, on behalf of itself and the Target Fund, of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Selling Trust, on behalf of itself and the Target Fund, under the applicable laws of the Commonwealth of Massachusetts.

(d)This Agreement has been duly executed and delivered by the Selling Trust, on behalf of itself and the Target Fund, under the Selling Trust Governing Documents and the laws of the Commonwealth of Massachusetts applicable to business trusts.

(e)Assuming that (i) the Acquiring Trust was duly organized, was at all relevant times and is validly existing and in good standing under the laws of its respective jurisdiction of organization and had at all relevant times and has the full power and authority to execute, deliver and perform this Agreement, (ii) this Agreement constitutes the valid, binding and enforceable obligation of the Acquiring Trust, on behalf of itself and the Acquiring Fund, in accordance with its terms, (iii) this Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of itself and the Acquiring Fund, and (iv) this Agreement has been approved by the Target Fund Shareholders, this Agreement is the valid and binding obligation of the Selling Trust, on behalf of itself and the Target Fund, and enforceable against the Selling Trust and the Target Fund in accordance with its terms under the applicable laws of the State of Delaware, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights and remedies of creditors generally, including, to the extent applicable, the rights or remedies of creditors of a "financial company" (as defined in Section 201 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) or affiliates thereof, and by general principles of equity (whether considered in a proceeding in equity or at law).

(f)The execution and delivery by the Selling Trust, on behalf of itself and the Target Fund, of this Agreement and the performance by the Selling Trust, on behalf of itself and the Target Fund, of its obligations under this Agreement will not violate the Selling Trust Governing Documents.

(g)Neither the execution, delivery or performance by the Selling Trust, on behalf of itself and the Target Fund, of this Agreement nor the compliance by the Selling Trust, on behalf of itself and the Target Fund, with the terms and provisions hereof will violate any provision of any laws of the Commonwealth of Massachusetts applicable to business trusts or any applicable federal law of the United States of America.

(h)To the best of such counsel's knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement by the Selling Trust, on behalf of itself and the Target Fund.

As used in Section 7.9(a), the term "good standing" means (i) having filed a copy of the Selling Trust's declaration of trust pursuant to Chapter 182 of the General Laws of the Commonwealth of Massachusetts ("Chapter 182"), (ii) having filed the necessary certificates required to be filed under Chapter 182, (iii) having paid the necessary fees due thereon and (iv) being authorized to exercise in the Commonwealth of Massachusetts all of the powers recited in the Selling Trust's declaration of trust and to transact business in the Commonwealth of Massachusetts.

7.10.The Selling Trust, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Trust, on behalf of the Target Fund, such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Trust's transfer agent as the Acquiring Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor. SEI Investments Global Funds Services, as administrator to the Target Fund, shall deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing, or as soon as practicable following the Closing Date, but in no event later than May 4, 2021, a certificate of an authorized officer stating that all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

7.11.The Acquiring Trust, on behalf of the Acquiring Fund, shall have received at the Closing, or as soon as practicable following the Closing Date, but in no event later than May 4, 2021: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund;

(ii)a certificate of an authorized signatory from the custodian of the Acquiring Fund, stating that the Assets of the Target Fund have been received; (iii) a certificate of an authorized officer of the Transfer Agent confirming that the Transfer Agent on behalf of the Target Fund has delivered its records containing the names and addresses of the record holders of the Target Fund's shares and the number and percentage of ownership of the Target Fund owned by each such holder as of the Valuation Date; (iv) a statement of the respective tax basis of all investments to be transferred by the Target Fund to the Acquiring Fund; and (v) the tax books and records of the Target Fund for purposes of preparing any tax returns required by law to be filed after the Closing Date.

7.12.As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any increase in the investment management fee rate or other fee rates that the Target Fund is currently contractually obligated to pay for services provided to the Target Fund from those described in the Registration Statement.

7.13.The transaction contemplated by Asset Purchase Agreement has been closed.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND

AND THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquiring Fund or the Target Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.The Acquiring Trust and the Selling Trust shall have received an opinion of Sidley Austin LLP, counsel to the Acquiring Fund, dated on the Closing Date satisfactory to both parties substantially to the effect that, based on certain facts, assumptions and representations of the parties and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, for U.S. federal income tax purposes:

(a)The Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Target Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for the assumption of the Liabilities of the Target Fund and issuance of Acquiring Fund Shares;

(c)Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund solely in exchange for the assumption by the Acquiring Fund of the Target Fund's Liabilities and the Acquiring Fund Shares or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund shares in complete liquidation of the Target Fund;

(d)Under Section 354 of the Code, no gain or loss will be recognized by any Target Fund Shareholder upon the exchange of its Target Fund shares solely for Acquiring Fund Shares;

(e)Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such Target Fund Shareholder immediately prior to the Reorganization. Under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided the Target Fund shares are held as capital assets at the time of the Reorganization;

(f)Under Section 362(b) of the Code, the tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately prior to the Reorganization. Under Section 1223(2) of the Code, the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund; and

(g)The Reorganization will not result in the termination of the Target Fund's taxable year, Target Fund's tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Acquiring Fund as if there had been no Reorganization, and the part of the Target Fund's last taxable year that began before the Reorganization will be included in the Acquiring Fund's first taxable year that ends after the Reorganization.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and each of the Acquiring Trust, the Acquiring Fund, the Selling Trust and the Target Fund shall cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Trust, the Acquiring Fund, the Selling Trust nor the Target Fund may waive the condition set forth in this paragraph 8.1.

ARTICLE IX

EXPENSES

Victory Capital and its affiliates shall bear the direct and indirect reasonable expenses and the reasonable out- of-pocket costs incurred by the parties to this Agreement in connection with the Reorganization contemplated by the provisions of this Agreement, whether or not the Reorganization is consummated, but not any portfolio transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any of the Target Fund's portfolio securities after the Closing Date. The expenses and out-of-pocket costs to be borne by Victory Capital and its affiliates include but are not limited to reasonable costs incurred by the parties hereto in connection with the preparation of the Registration Statement, the printing and mailing of the proxy statement, special Board meetings relating to the Reorganization, legal fees of counsel to the Target Fund and independent legal counsel to the independent trustees of the Selling Trust relating to the Reorganization, and the solicitation of the related proxies for the Target Fund. For the avoidance of doubt, neither the Acquiring Fund nor the Target Fund will bear any expenses relating to the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1.The Selling Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.The representations, warranties and covenants of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein except that covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1.This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of either the Victory Board or the AIC Board, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a)by the written consent of each of the parties;

(b)by the Selling Trust (i) following a breach by the Acquiring Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Acquiring Trust shall have been given a period of 30 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Selling Trust is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Acquiring Trust or the Acquiring Fund;

(c)by the Acquiring Trust (i) following a breach by the Selling Trust of any of its representations, warranties or covenants contained in this Agreement, provided that the Selling Trust shall have been given a period of 30 business days from the date of the occurrence of a breach of a covenant or agreement to cure such breach and shall have failed to do so (provided, that the Acquiring Trust is not then in material breach of the terms of this Agreement, and, provided further that no cure period shall be required for a breach that is not capable of being cured); or (ii) upon the occurrence of an event which has a material adverse effect upon the Selling Trust or the Target Fund;

(d)by either the Acquiring Trust or the Selling Trust if: (i) there shall be a final, non-appealable order of a federal or state court in effect preventing consummation of the transactions contemplated hereby; or

(ii)there shall be any final action taken, or any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the transactions contemplated hereby by any governmental entity which would make consummation of the transactions contemplated hereby illegal; or (iii) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days;

(e)by either the Acquiring Trust or the Selling Trust if the Closing shall not have been consummated by October 31, 2021, provided the right to terminate this Agreement under this paragraph 11.1(e) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

(f)by either the Acquiring Trust or the Selling Trust due to a condition herein expressed to be precedent to the obligations of the terminating party or both the parties has not been met if it reasonably appears that it will not or cannot be met; or

(g)by either the Acquiring Trust or the Selling Trust in the event of the failure to close the transaction contemplated by that certain Asset Purchase Agreement dated November 3, 2020 by and between THB, Thomson, Horstmann & Bryant, Inc. II, Christopher Cuesta as shareholder of Thomson, Horstman & Bryant, Inc. II and Victory Capital.

11.2.If a party terminates this Agreement in accordance with this Article XI, other than a termination under (b), (c), (d), (e) or (f) in connection with a willful default, there shall be no liability for damages on the part of any party or the trustees, directors or officers of such party. In the event of termination in connection with a willful default, all remedies at law or in equity of the party adversely affected shall survive. The parties agree that, in the event of any termination of this Agreement there shall be no liability, for damages or otherwise, on the part of the AIC Trustees or the Victory Capital Trustees, notwithstanding the first two sentences of this paragraph 11.2.

11.3.At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for paragraph 8.1) may be waived by either the Selling Trust or the Acquiring Trust, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented by a written instrument in such manner as may be deemed necessary or advisable by both the authorized officers of the applicable parties; provided, however, that, following the meeting of the Target Fund Shareholders called by the Selling Trust pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such Target Fund Shareholders without their further approval.

ARTICLE XIII

CONFIDENTIALITY

In the event of a termination of this Agreement, the Selling Trust, the Acquiring Trust, THB and Victory Capital (for purposes of this paragraph 13.2, the "Protected Persons") agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.4.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.It is expressly agreed that the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the property of the Selling Trust associated with the Target Fund, as provided in the Selling Trust Governing Documents. Moreover, no series of the Selling Trust other than the Target Fund shall be responsible for the obligations of the Selling Trust and the Target Fund hereunder, and all persons shall look only to the assets of the Target Fund to satisfy the obligations of the Selling Trust, on behalf of itself and the Target Fund, hereunder. The execution and delivery of this Agreement have been authorized by the AIC Board with respect to the Selling Trust and the Target Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by the AIC Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Selling Trust associated with the Target Fund as provided in the Selling Trust Governing Documents.

14.6.It is expressly agreed that the obligations of the Acquiring Trust, on behalf of itself and the Acquiring Fund, hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the Acquiring Trust property, and all persons dealing with any class of shares of the Acquiring Trust must look solely to the Acquiring Trust property belonging to such class for the enforcement of any claim against the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the Acquiring Fund shall be responsible for the obligations of the Acquiring Trust and the Acquiring Fund hereunder, and all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Trust, on behalf of itself and the Acquiring Fund, hereunder. The execution and delivery of this Agreement have been authorized by the Victory Board with respect to the Acquiring Trust and the Acquiring Fund hereunder, and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by the Victory Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Trust associated with the Acquiring Fund as provided in the Acquiring Trust's trust instrument and by-laws.

ARTICLE XV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Acquiring Trust and Acquiring Fund, Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, Attention: Secretary, or to Thomson Horstmann & Bryant, Inc., 501 Merritt 7, Norwalk, Connecticut 06851, or to the Selling Trust or the Target Fund, The Advisors' Inner Circle Fund, One Freedom Valley Drive, Oaks, Pennsylvania 19456, Attention: Legal Department, or to any other address that the Acquiring Fund, the Selling Trust or the Target Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

VICTORY PORTFOLIOS,

INDIVIDUALLY AND ON BEHALF OF ITS SERIES

VICTORY THB US SMALL OPPORTUNITIES FUND

By:

Name: Christopher K. Dyer

Title: President

THE ADVISORS' INNER CIRCLE FUND,

INDIVIDUALLY AND ON BEHALF OF ITS SERIES

THB ASSET MANAGEMENT MICROCAP FUND

By:

Name: Michael Beattie

Title: President

Solely with respect to ARTICLES I (paragraph 3), IX and XIII

VICTORY CAPITAL MANAGEMENT INC.

By:

Name: Michael D. Policarpo, II

Title: President, Chief Financial Officer and Chief

Administrative Officer

Solely with respect to ARTICLES I (paragraph 3), V and XIII

THOMSON HORSTMANN & BRYANT, INC.

By:

Name: Christopher N. Cuesta

Title: Chief Executive Officer and Principal

[Signature Page to Agreement and Plan of Reorganization]

EXHIBIT B

COMPARISON OF FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES AND LIMITATIONS

Below is a summary of the relevant differences between the Acquiring Fund's and Acquired Fund's fundamental investment restrictions. The Funds have also adopted certain non-fundamental investment restrictions, as listed under below, which may be changed in connection with the Reorganization by the Board of the Acquiring Trust or the Target Trust, as applicable, without shareholder approval. A complete list of each Fund's fundamental and non-fundamental investment restrictions is also included.

Comparison

Senior Securities

Each Fund has a fundamental investment restriction limiting it from issuing senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Underwriting

Each Fund has a fundamental investment restriction limiting it from underwriting securities issued by others; however, each Fund's exceptions differ. The Acquiring Fund may not underwrite securities issued by others, except to the extent that the Acquiring Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities. The Acquired Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. For purposes of this limitation, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Borrowing

Each Fund has a fundamental investment restriction limiting it from borrowing money, except, with respect to the Acquired Fund, to the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. As a matter of non-fundamental policy, the Acquiring Fund does not intend to borrow money for leveraging purposes.

Real Estate

Each Fund has a fundamental investment restriction limiting it from purchasing or selling real estate, except, with respect to the Acquired Fund, to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Acquiring Fund's limitation is not applicable to investments as a result of direct ownership of securities or other instruments or (i) securities or other instruments are backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This limitation does not preclude the Acquiring Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Lending

Each Fund has a fundamental investment restriction limiting it from making loans, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Commodities

Each Fund has a fundamental investment restriction limiting it from purchasing or selling commodities; however, each Fund's exceptions differ. The Acquired Fund may not purchase or sell commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Acquiring Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Concentration

Each Fund has a fundamental investment restriction that it will not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. For purposes of this limitation, the SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, except that the Acquired Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and (ii) tax- exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Acquired Fund's concentration policy, the Acquired Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance. For purposes of calculating concentration of investments in the utility and finance categories, the Acquiring Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Acquiring Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide). This restriction shall not prevent Acquiring Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Diversification

In addition, the Acquired Fund may not purchase securities of an issuer that would cause the Acquired Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Acquiring Fund has a corresponding fundamental investment policy to be classified as a diversified fund.

Acquired Fund

Fundamental Investment Policies and Limitations

In addition to the Fund's investment objective, the following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1.Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Investment Policies and Limitations of the Fund

The following limitations are non-fundamental and may be changed by the Board without shareholder approval. B-2

The Fund may not:

1.Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that investment strategies which either obligate the Fund to purchase securities or require the Fund to cover a position by segregating assets or entering into an offsetting position shall not be subject to this limitation. To the extent that its borrowings exceed 5% of its assets, the Fund will not make any further investments.

2.Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies and (ii) enter into repurchase agreements.

3.Purchase or sell real estate, except that the Fund may purchase: marketable securities issued by companies which own or invest in real estate (including REITs).

4.Purchase or sell physical commodities or commodities contracts based on physical commodities, except that the Fund may purchase marketable securities issued by companies which own or invest in physical commodities or commodities contracts based on physical commodities.

5.The Fund may not change its investment strategy to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of micro-capitalization companies at the time of purchase without 60 days' prior written notice to shareholders.

Except with respect to Fund policies concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. Under normal circumstances, if such a change in values or assets causes the Fund to not adhere to a percentage restriction, the Fund will only make investments that will bring it toward meeting such restriction. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances causes the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitation within three days thereafter (not including Sundays and holidays).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, except that the Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions. For purposes of the Fund's concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re- define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain derivatives, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company's ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Acquiring Fund

Investment Objectives

The Fund's investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund's outstanding voting securities. There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Limitations of the Fund

Unless a policy of the Fund is expressly deemed to be a fundamental policy of the Fund, changeable only by an affirmative vote of the holders of a majority of the Fund's outstanding voting securities, the Fund's policies are non-fundamental and may be changed without a shareholder vote.

The Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the combined prospectus/proxy statement.

The Fund's classification and sub-classification is a matter of fundamental policy. The Fund is classified as an open-end investment company. The Fund is sub-classified as a diversified investment company, which under the 1940 Act means that, with respect to 75% of the Fund's total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, the Fund has elected to be treated as a "regulated investment company" under the Code. To qualify as a regulated investment company, the Fund must meet certain diversification requirements as determined at the close of each quarter of each taxable year.

The policies and limitations stated in this Exhibit B supplement the Fund's investment policies set forth in the combined prospectus/proxy statement. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations. If the value of the Fund's holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Acquiring Trust's Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations

The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as defined under the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Portions of the Fund's fundamental investment restrictions (.e.g., references to "except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction") provide the Fund with flexibility to change limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Acquiring Trust's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

Senior Securities — The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The SEC takes the position that transactions that have the effect of increasing the leverage of the capital structure of the fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a "senior security" for purposes of the 1940 Act. Examples of such transactions and trading practices include: reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short "against the box"); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and

other similar transactions. A transaction will not be considered to constitute the issuance by the Fund of a "senior security," as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund segregates assets or covers the transaction in accordance with applicable SEC or staff guidance and procedures adopted by the Board. In most cases the Fund need not physically segregate the assets. Instead, the Fund's custodian may note on the Fund's books the assets that are "segregated." Segregated liquid assets may not be used to cover other obligations, and if disposed of, must be replaced. In order to comply with the applicable regulatory requirements regarding cover, the Fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous. In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

Rule 18f-4 under the 1940 Act (" Rule 18f-4"), which becomes fully effective in 2022, will regulate the use of derivatives by the Fund. Rule 18f-4 generally will permit the Fund to enter into derivatives transactions provided it complies with certain conditions. Rule 18f-4 will permit the Fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings or as " derivatives transactions" subject to the risk-based limits of Rule 18f-4, and would not require the Fund to maintain segregated assets to meet its asset coverage requirements. Rule 18f-4 also permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions will not be deemed to involve a senior security, and thus generally will not require the Fund to maintain a " segregated account" when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.

Underwriting — The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in the disposition of restricted securities.

Borrowing — The Fund may not borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

The Fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

Real Estate — The Fund may not may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude the Fund from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

Lending — The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

Generally, the 1940 Act prohibits loans if the fund's investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

Commodities — The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Concentration — The Fund may not concentrate its investments in a particular industry, as the term "concentration" is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted similar investment objectives, policies and restrictions.

Concentration means investing more than 25% of a Fund's net assets in a particular industry or a specified group of industries. B-5

Non-Fundamental Investment Policies and Limitations of the Fund

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees. The Fund may not:

Illiquid Investments — The Fund may not invest more than 15% of its net assets in illiquid investments.

Rule 22e-4 under the 1940 Act (the "Liquidity Rule") requires the Fund to establish and maintain a liquidity risk management program. The Liquidity Rule defines "illiquid investment" as any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Such investments include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Investments that may be resold under Rule 144A, investments offered pursuant to Section 4(a)(2) of the Securities Act, or investments otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular investment is deemed to be liquid based on the trading markets for the specific investment and other factors.

Short Sales and Purchases on Margin — The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

Other Investment Companies — The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, which permits operation as a "fund of funds."

While Rule 12d1-4 under the 1940 Act (" Rule 12d1-4") would permit the Fund, absent any other investment restrictions to the contrary and subject to the conditions of Rule 12d1-4, to invest in ETFs in excess of the limits set forth in Section 12(d) of the 1940 Act, the Fund does not intend to rely on Rule 12d1-4.

Except as provided in the next paragraph with respect to money market funds and as described under "Other Pooled Investment Vehicles" in the Fund's SAI, the Fund may not: (1) invest more than 5% of its total assets in the securities of any one investment company; (2) own more than 3% of the securities of any one investment company; or (3) invest more than 10% of its total assets in the securities of other investment companies.

The Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no "sales charge" or "service fee" (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee.

Miscellaneous

a. Concentration — For purposes of calculating concentration of investments in the utility and finance categories, the Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund's concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).

b. Lending or Borrowing — The Fund does not intend to borrow money for leveraging purposes.

EXHIBIT C

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND PROCESS

Below is additional information regarding the Acquiring Fund and the Acquired Fund, as indicated below. All references to a Fund or the Funds in this Exhibit C refer to the Acquiring Fund or the Acquiring Fund, respectively, unless otherwise noted. Victory Capital also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Exhibit C as the "Victory Funds."

Additional Information About Strategies and Process of the Acquiring Fund and the Acquired Fund

When selecting securities for the Funds, the investment team attempts to identify securities when, in the investment team's opinion, the market has undervalued the potential of the company with regards to operating structure and profitability; failed to recognize the inherent value on a cost replacement basis; and overlooked the resulting synergies available with respect to a potential acquisition.

The investment team selects investments based on a process, which combines financial analysis and proprietary research to evaluate potential investments' management structure and long-term outlook and business strategies. In constructing each Fund's portfolio, the investment team uses a bottom-up fundamental research process that utilizes both quantitative and qualitative analysis to identify investment opportunities. The team's quantitative process screens the potential investment universe to uniquely combine fundamental and valuation factors that are consistent with its investment approach. Candidate companies generally must possess distinguishing characteristics that help define them as leaders within their respective industries, while also demonstrating some form of identifiable positive change in either the underlying business or corporate structure. The investment team aims to anticipate how such positive changes may affect the income statement, balance sheet or market perception of that particular company.

Qualitative analysis is a by-product of a number of sources, including but not limited to the investment team's previous knowledge of a company and/or sector, industry referrals, due diligence such as company visits, as well as general industry research. As part of its qualitative analysis, the investment team focuses not only on the depth and quality of a company's management team, but also on management's economic alignment with the company's shareholders.

A security may be sold when the investment team determines: (i) the security's price is no longer justifiable; (ii) the investment is no longer appropriate for a Fund's portfolio; or (iii) a company has experienced a fundamental deterioration. In addition, a portion of a security holding may be sold if, due to an increase in value, the holding exceeds a pre-determined percentage of the total market value of a Fund's portfolio.

Under adverse, unstable or abnormal market conditions, the Acquiring Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. For cash management purposes, the Acquiring Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause the Acquiring Fund to fail to meet its investment objective and increase the Acquiring Fund's expenses.

Similarly, the Acquired Fund may invest in cash or cash items for investment purposes or pending other investments. These cash items may include a number of money market instruments such as negotiable or non-negotiable securities issued by or short-term deposits with the U.S. and non-U.S. governments and agencies or instrumentalities thereof, bankers' acceptances, high quality commercial paper, repurchase agreements, bank certificates of deposit, and short-term debt securities of U.S. or non-U.S. issuers deemed to be creditworthy by the investment team. The Acquired Fund may also hold interests in investment vehicles that hold cash or cash items. While investments in cash items generally involve relatively low risk levels, they may produce lower than expected returns, and could result in losses.

The investments and strategies described in this combined prospectus/proxy statement relating to the Acquired Fund are those that the Acquired Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Acquired Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Acquired Fund invests in this manner, it may not achieve its investment objective. The Acquired Fund will only do so if the investment team believes that the risk of loss outweighs the opportunity to pursue its investment objective.

A Fund's investment objective and policy to invest under normal market conditions at least 80% of its assets in the type of securities suggested by the Fund's name is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval upon at least 60 days' written notice to shareholders. For purposes of a Fund's 80% investment policy, "assets" means the Fund's net assets plus the amount of any borrowings for investment purposes.

The following provides additional information about the Acquiring Fund's principal risks and supplements those risks discussed in the combined proxy statement/prospectus.

Equity Securities Risk — The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks, convertible securities and rights and warrants, may fluctuate, sometimes rapidly or unpredictably. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that a Fund's investment team views as unfavorable for equity securities. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company's assets in case of liquidation, common stock, are entitled to the residual value after the company meets its other obligations. Unlike common stock, preferred stock generally pays a fixed dividend from a company's earnings and may have a preference over common stock on the distribution of a company's assets in the event of bankruptcy or liquidation. Preferred stockholders' liquidation rights are subordinate to the company's debt holders and creditors. If interest rates rise, the fixed dividend on preferred stocks may be less attractive and the price of preferred stocks may decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer's operating results, financial condition, credit rating and changes in interest rates and other general economic, industry and market conditions. Rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of the underlying securities and therefore are highly volatile and speculative investments.

Foreign Securities Risk

Foreign Investments Risk — Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. These factors can make foreign investments more volatile than U.S. investments. Investments in depositary receipts (such as ADRs and GDRs) may also involve additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts. Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and to investments in U.S. companies that have significant foreign operations.

Political Risk — Foreign securities markets may be more volatile than their counterparts in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks, and foreign issuers can be impacted by changes to trade policies and trade disputes. These factors can make foreign investments more volatile than U.S. investments.

Liquidity Risk — Securities that trade less frequently or with lower trade volume can be more difficult or more costly to buy or sell than more liquid or active investments. Liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges. See also Liquidity Risk.

Currency Risk — Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may erode or reverse any gains produced by investments denominated in foreign currencies and may widen any losses.

Legal Risk — Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the U.S.

Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk — Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of the Fund to dispose of such securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Market values for illiquid investments may not be readily available, and there can be no assurance that any fair value assigned to an illiquid investments at any time will accurately reflect the price the Fund might receive upon the sale of that security. Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund's investments and the Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such cases the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Management Risk — The investment process used by the investment team may produce incorrect judgments about the value of a particular asset or the team may implement its investment strategy in a way that may not produce the desired results.

Micro-Capitalization Stock Risk — The earnings and prospects of micro-capitalization are more volatile than larger companies and may experience higher failure rates than larger companies. Micro-capitalization companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Short-term trading based on social media generally increases volatility of micro-cap or thinly traded securities without regard to fundamental value or financial results of the issuer of those securities. The Fund's net asset value may be subject to volatility or losses to the extent that investors engage in frequent on-line trading of stocks to the detriment of the Fund's portfolio holdings.

Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, the Fund may focus its investments in one or more sectors, each of which entails associated risks. Additionally, the Fund's performance may be more volatile when the Fund's investments are focused in a particular sector. Since benchmark sector weights influence the Fund's sector exposure, the Fund may tend to be more heavily weighted in companies in those sectors included in the benchmark.

Consumer Discretionary Risk — Companies in the consumer discretionary sector are subject to the performance of the overall international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products and services in the marketplace.

Energy Risk — Energy companies develop and produce oil, gas and consumable fuels and provide drilling and other energy resources production and distribution related services. Stock prices for these types of companies are affected by supply and demand, exploration and production spending, world events and economic conditions, swift price and supply fluctuations, energy conservation, the success of exploration projects, liabilities for environmental damage and general civil liabilities and tax and other governmental regulatory policies. Weak demand for energy companies' products or services or for energy products and services in general, as well as negative developments in these other areas, including natural disasters or terrorist attacks, would adversely impact the Fund's performance.

Financials Risk — A Fund's investments in companies within the financials sector means that market or economic factors impacting that sector could have a significant effect on the value of a Fund's investments and could make a Fund's performance more volatile. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Healthcare Risk — To the extent the Fund focuses on the healthcare sector, the Fund may be more susceptible to the particular risks that may affect companies in the healthcare sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability of companies in the healthcare sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the healthcare sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many healthcare companies are heavily dependent on patent protection. The expiration of a company's patents may adversely affect that company's profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning healthcare have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the healthcare sector.

Industrials Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.

Information Technology Risk — Information technology companies tend to significantly rely on technological events or advances in their product development, production or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are internet-related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.

Producer Durables Risk — Many companies in the producer durables sector convert unfinished goods into finished durables used to manufacture other goods or provide services, including electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include intense competition, consolidation, domestic and international politics, excess capacity, consumer demand and spending trends and the general state of the economy. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

Stock Market Risk — Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company's financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock's price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio.

Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may last for extended periods.

Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which the Fund's service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Other Strategies of the Acquiring Fund

The investment team may use other types of investment strategies in pursuing the Acquiring Fund's overall investment objective. The following describes the types of securities that the investment team may purchase or investment techniques the investment team may employ that are not considered to be a part of the Acquiring Fund's principal investment strategies. Additional securities and techniques are described in the Acquiring Fund's Statement of Additional Information.

Initial Public Offerings (IPOs)

The Fund may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If the Fund's portfolio manager believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Fund will invest in the IPO, even if the security is one in which the Fund might not typically otherwise invest. It is possible, however, that the Fund will lose money on an investment in an IPO, even in such a case.

Investment Companies

The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. Each loan will be secured continuously by collateral in the form of cash or securities issued by the U.S. government or its agencies or instrumentalities.

Other Risks of the Acquiring Fund

Investment Company Risk — The Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. These events could trigger adverse tax consequences for the Fund. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral. In determining whether to lend securities, the investment team or the Fund's securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

EXHIBIT D

ADDITIONAL INFORMATION REGARDING THE ACQUIRING FUND

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

PURCHASING & SELLING SHARES

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Fund. "Choosing a Share Class" below will help you decide whether it would be more to your advantage to buy Class A or Class I. Class I shares are available for purchase only by eligible shareholders.

This section of the combined prospectus/proxy statement also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of the Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.

We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND. They will be happy to assist you.

Share Price

The Fund calculates its share price, called its net asset value ("NAV"), each business day as of the close of regular trading on the New York Stock Exchange, Inc. ("NYSE"), which is normally 4:00 p.m. Eastern Time. In the event of an emergency or other disruption in trading on the NYSE, the Fund's share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open.

To the extent the Fund's investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund's shares, such as on weekends or other days when the Fund does not price its shares.

The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. The Fund will fair value a security when:

•Trading in the security has been halted;

•The market quotation for the security is clearly erroneous due to a clerical error;

•The security's liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or

•An event occurs after the close of the trading market (but before the Fund's NAV is calculated) that, in the Adviser's opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security's actual market value in light of subsequent relevant information, and the security's opening price on the next trading day may be different from the fair value price assigned to the security.

Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.

You may be able to find the Fund's NAV each day in The Wall Street Journal and other newspapers. Newspapers do not normally publish fund information until the fund reaches a specific number of shareholders or level of assets. You may also find the Fund's NAV by calling 800-539-FUND (800-539-3863) or by visiting the Fund's website at VictoryFunds.com.

Choosing a Share Class

When you purchase shares of the Fund, you must choose a share class. The Fund offers Class A and Class I in this combined prospectus/proxy statement. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.

CLASS A

•Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.

•A contingent deferred sales charge (CDSC) may be imposed if you sell your shares within eighteen months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.

•Class A shares also pay ongoing distribution and/or service (12b-1) fees.

•Lower annual expenses than Class C or Class R shares.

CLASS I

•No front-end sales charge or CDSC. All your money goes to work for you right away.

•Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.

•Class I shares are only available to certain investors.

•Typically lower annual expenses than all other classes of shares except Class R6 shares.

Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.

The Fund reserves the right to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.

The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.

Calculation of Sales Charges for Class A Shares

Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the "front-end sales load." The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints."

All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.

In order to obtain a breakpoint discount, you must inform the Victory Funds or your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.

The current sales charge rates and breakpoint levels for Class A shares of the Fund are listed below:

	Sales	Sales
	Charge	Charge
	as a % of	as a % of
	Offering	Your
Your Investment in the Fund	Price	Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%

	Sales	Sales
	Charge	Charge
	as a % of	as a % of
	Offering	Your
Your Investment in the Fund	Price	Investment
$1,000,000 and above1	0.00%	0.00%

1 A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.

Sales Charge Reductions and Waivers for Class A Shares

There are a number of ways you can reduce your sales charges, which we describe below. In order to obtain a Class A sales charge reduction or waiver, you must provide your Investment Professional, financial intermediary or the Fund's transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate that a sales charge was paid for shares of the Victory Funds held in: any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your Investment Professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21). For purposes of this section, "Victory Funds" includes all mutual funds sponsored and advised by the Adviser, including those affiliated mutual funds that are marketed under a different brand name ("Affiliated Funds").

The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other Victory Funds, you must notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Certain financial intermediaries may be unable to apply reduced shares charges based on ownership of Affiliated Funds to shares you purchase through them. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated below. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.

You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Portfolios' Mutual Funds Pricing Policies.

You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:

•Breakpoint - Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);

•Letter of Intent - If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other Victory Funds of any other share class (except money market funds and any assets held in group retirement plans), within a 13-month period, you may qualify for a sales charge breakpoint as though the total quantity were invested in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the "Letter") within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;

•Right of Accumulation - You may add the value of any other Victory Funds of any share class that you already own (except money market funds and any assets held in group retirement plans) to the amount of your next Class A investment to determine if your additional investment will qualify for a sales charge breakpoint. The value of the other Victory Funds of any share class you already own (except money market funds and any assets held in group retirement plans) will be calculated by using the greater of the current value or the original investment amount. You may be eligible for reduced sales charges on future purchases of Class A shares of the Fund after you have reached a new breakpoint. To determine your reduced sales charge, you can add the value of your Victory Funds of any share class (except money market funds and any assets held in group retirement plans) (or those held by your spouse (including domestic partner) and your children under age 21), determined at the previous day's NAV, to the amount of your new purchase, valued at the current offering price. To ensure that the reduced price will be received pursuant to the Fund's Right of Accumulation, you or your Investment Professional must inform the Fund's transfer agent that the Right applies each time shares are purchased and provide the transfer agent with sufficient information to permit confirmation of qualification;

•Combination Privilege - You may combine the value of Class A shares you own in accounts of multiple Victory Funds (excluding shares sold without a sales charge) and in accounts of household members of your immediate family (spouse or domestic partner and children under 21) to achieve a reduced sales charge on your added investment;

•Reinstatement Privilege - You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;

•Waiver - The Victory Funds will completely waive the sales charge for Class A shares in the following cases:

oPurchases of $1,000,000 or more;

oPurchases by certain individuals associated with the Victory Funds or service providers (see "Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers");

oPurchases by registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with the Funds' distributor ("Distributor"), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;

oPurchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;

oReinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;

oPurchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;

oPurchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets");

oPurchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

oInvestors that have an investment account with the Adviser;

oPurchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and

oIndividuals who reinvest the proceeds of redemptions from Class I shares of the Fund within 60 days of redemption.

You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.

CDSC for Class A Shares

A contingent deferred sales charge (CDSC) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within eighteen months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.

More information is available in CDSC Reductions and Waivers for Class A Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.

CDSC Reductions and Waivers for Class A Shares

No CDSC is imposed on redemptions of Class A shares in the following circumstances:

•To the extent that the shares redeemed:

oare no longer subject to the holding period for such shares;

oresulted from reinvestment of distributions; or

owere exchanged for shares of another Victory Fund as allowed by this combined prospectus/proxy statement, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;

•Following the death or post-purchase disability of:

oa registered shareholder on an account; or

oa settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:

orequired minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;

otax free returns of excess contributions or returns of excess deferral amounts;

odistributions on the death or disability of the account holder;

odistributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or

odistributions as a result of separation of service;

oDistributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;

oIn instances where the investor's dealer or institution waived its commission in connection with the purchase and notifies Victory Capital Services, Inc., the Fund's principal underwriter (the "Distributor") prior to the time of investment;

oWhen the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or

oParticipant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.

Eligibility Requirements to Purchase Class I Shares

Class I shares may only be purchased by:

•Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;

•Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

•Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account ("Advisory Programs"). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program; or

•Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of the Fund.

•The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000.

The Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.

Eligibility of Individuals Associated with the Funds and Fund Service Providers

Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. "Affiliated Providers" are affiliates of the Adviser and organizations that provide services to the Trust.

How to Buy Shares

Opening an Account

If you would like to open an account, you will first need to complete an Account Application.

You can obtain an Account Application by calling Victory Funds Customer Service at 800-539-FUND (800-539-3863). You can also download an Account Application by visiting the Victory Funds' website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:

Victory Funds

P.O. Box 182593

Columbus, OH 43218-2593

You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this combined prospectus/proxy statement, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund is unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section "Important Fund Policies."

If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.

Paying for Your Initial Purchase

If you wish to make an investment directly into the Victory Funds, make your check payable to the "Victory Funds." All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler's checks, credit card convenience checks, or third party checks. Additionally, bank starter checks are not accepted for the shareholder's initial investment into the Fund. All payments must be denominated in U.S. dollars.

Minimum Investments

If you would like to buy Class A shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50. If you would like to buy Class I shares, you must first be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. There are no minimum investment amounts required for Class I shares except as set forth in the Eligibility Requirements to Purchase with respect to some types of accounts.

If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employees, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.

The Fund reserves the right to change the criteria for eligible investors and the investment minimums.

Purchasing Additional Shares

Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:

•By Mail — To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.

•By Telephone — If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-FUND (800-539-3863) between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.

•By Exchange — You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section "Exchanging Shares."

•Via the Internet — If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House ("ACH") payment in order to execute online purchases.

•By ACH — Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.

•By Wire — You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-FUND (800-539-3863) between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.

Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.

•By Systematic Investment Plan — To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi-annual or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.

Other Purchase Rules You Should Know

The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account's statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax-deferred retirement plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

How to Exchange Shares

The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any Victory or an Affiliated Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:

•Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.

•To exchange with a Victory Fund or an Affiliated Fund, the other Victory Fund or Affiliated Fund you wish to exchange into must be eligible for exchange with your Fund.

•Shares of the Victory Fund or Affiliated Fund selected for exchange must be available for sale in your state of residence.

•Your financial intermediary must be able to accommodate an exchange request with an Affiliated Fund.

If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.

Before exchanging, you should read the Prospectus of the other Victory or Affiliated Fund you wish to exchange into, which may be subject to different risks, fees and expenses.

Processing Your Voluntary Exchange/Conversion

If your exchange or conversion request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section entitled, "Share Price," then your request will be processed the same day. If received after the close of trading, your request will be processed on the next business day. Please contact your financial intermediary regarding the tax consequences of any exchange or conversion.

Exchanges will occur at the respective NAVs of the Fund's share classes involved in the exchange next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the combined prospectus/proxy statement. Share class conversions will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs.

Requesting an Exchange

You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.

•By Telephone — Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.

•By Mail — Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.

•Via the Internet — You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.

Other Exchange Rules You Should Know

The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

An exchange of Fund shares for shares of another Victory Fund or Affiliated Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.

For information on how to exchange shares of the Fund that were purchased through your employer's retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.

How to Sell Shares

If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at www.VictoryFunds.com.

The easiest way to redeem shares is by calling 800-539-FUND (800-539-3863). When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to sell, call and tell us which one of the following options you would like to use:

•Mail a check to the address of record;

•Wire funds to a previously designated domestic financial institution;

•Mail a check to a previously designated alternate address; or

•Electronically transfer your redemption via ACH to a previously designated domestic financial institution.

The transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:

•Your account registration has changed within the last 15 business days;

•The check is not being mailed to the address on your account;

•The check is not being made payable to the owner of the account;

•The redemption proceeds are being transferred to another Victory Fund account with a different registration; or The check or wire is being sent to a different bank account than was previously designated.

You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.

If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.

Normally, your redemption will be processed on the same day, but will be processed on the next day if received after the close of trading on the NYSE. It will be transferred by ACH as long as the transfer is to a domestic bank.

Systematic Withdrawal Plan

If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Additional Information About Redemptions

•Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.

•We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.

•The Fund may suspend your right to redeem your shares in the following circumstances:

oDuring non-routine closings of the NYSE;

oWhen the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund's securities; or

o When the SEC orders a suspension to protect the Fund's shareholders.

•The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an "interfund lending program" in reliance on an exemptive order from the SEC.

•The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund's net assets. The Fund reserves the right to pay the remaining portion "in kind," that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.

•If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.

Information About Fees

Distribution and Service Plans

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A shares of the Fund.

Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of Fund shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.

Because Rule 12b-1 fees are paid out of the Fund's assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other Payments to Financial Intermediaries

If you purchase Fund shares through an Investment Professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds, to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing."

In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.

DISTRIBUTIONS AND TAXES

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary, and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.

Ordinarily, the Fund declares and pays dividends quarterly. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.

Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.

Cash Option

If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.

Income Earned Option

You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.

Directed Distributions Option

In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you will pay a sales charge on the amount of reinvested distributions.

Directed Bank Account Option

In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Important Information About Taxes

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.

•Qualified dividend income received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividend income received by the Fund, subject to certain holding period requirements. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.

•You will pay tax on dividends from the Fund whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund.

•Dividends from the Fund that are attributable to interest on certain U.S. government obligations, if any, may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.

•An exchange of the Fund's shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you generally will recognize any gain or loss.

•An exchange of one class of the Fund's shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.

•Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.

•An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes dividends and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.

•Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

•Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.

•Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

•The Fund is generally required by law to provide you and the IRS with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).

•The Fund may be required to withhold tax from dividends and redemption proceeds if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.

•If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership, the Fund's ordinary income dividends may be subject to a 30% U.S. withholding tax. See the section entitled "TAXES—Foreign Shareholders" in the SAI for details.

•Under the "Foreign Account Tax Compliance Act," unless certain foreign entities comply with certain IRS requirements that generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% U.S. withholding tax may apply to dividends paid by the Fund to such entities. See the section entitled "TAXES— Foreign Shareholders" in the SAI for details.

•You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

•The Fund may provide estimated capital gain distribution information through the website at VictoryFunds.com.

Important Fund Policies

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Victory Funds must obtain the following information for each person who opens a new account:

•Name;

•Date of birth (for individuals);

•Residential or business street address (although post office boxes are still permitted for mailing); and

•Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Victory Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Victory Funds may restrict your ability to purchase additional shares until your identity is verified. The Victory Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Account Maintenance Information

For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (SVP) stamp or a Medallion signature guarantee (MSG). In some instances a Notary Public stamp is an acceptable alternative. As with the Medallion signature guarantee, a SVP stamp can also be obtained from a financial institution that is a member of the SVP program.

Market Timing

The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will:

•Employ "fair value" pricing, as described in this combined prospectus/proxy statement under Share Price, to minimize the discrepancies between a security's market quotation and its perceived market value, which often gives rise to market timing activity; and

•Monitor for suspected market timing based on "short-term transaction" activity, that is, a purchase or redemption of a Victory Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.

In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.

Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short- term transactions within 90 days or less is suspected of market timing and the shareholder's trading privileges (other than redemption of Fund shares) will be suspended.

We may make exceptions to the "short-term transaction" policy for certain types of transactions if, in the opinion of Victory Capital, under the oversight of the Board, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator and transactions by certain qualified funds-of-funds.

If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary's policy to deter short- term or excessive trading (i) if we believe that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.

We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.

The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund's website at VictoryFunds.com.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.

Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.

While this combined prospectus/proxy statement and the SAI of the Fund describe pertinent information about the Trust and the Fund, neither this combined prospectus/proxy statement nor the SAI represents a contract between the Trust or the Fund and any shareholder.

VARIATIONS IN SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE THROUGH CERTAIN

INTERMEDIARIES

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. or Oppenheimer & Co. Inc. platform or account.

In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this combined prospectus/proxy statement or in the SAI.

Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•Shares purchased through a Merrill Lynch affiliated investment advisory program

•Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

•Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

•Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

•Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus

•Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•Shares acquired through a right of reinstatement

•Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

•Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this Prospectus

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Ameriprise Financial

Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund's Prospectus or SAI.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI:

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•Shares purchased through a Morgan Stanley self-directed brokerage account

•Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity's affiliates ("Raymond James")

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at Raymond James

•Shares purchased in an investment advisory program

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Classes A Shares available at Raymond James

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus

•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•Shares acquired through a right of reinstatement

Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•Breakpoints as described in this Prospectus

•Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13- month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Janney Montgomery Scott LLC ("Janney")

Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-End Sales Charge Waivers on Class A and C shares available at Janney

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement)

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Shares acquired through a right of reinstatement

•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures

CDSC Waivers on Class A and C shares available at Janney

•Shares sold upon the death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the fund's Prospectus

•Shares purchased in connection with a return of excess contributions from an IRA account

•Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 701/2 as described in the fund's Prospectus.

•Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•Shares acquired through a right of reinstatement

•Shares exchanged into the same share class of a different fund

Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent1

•Breakpoints as described in this Prospectus

•Rights of accumulation ("ROA"), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13- month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

__________________

1Also referred to as an "initial sales charge"

Edward D. Jones & Co ("Edward Jones")

Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund's Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints

•Rights of Accumulation (ROA)

o The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation

o ROA is determined by calculating the higher of cost or market value (current shares x NAV)

•Letter of Intent (LOI)

o Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met

Sales Charge Waivers

•Sales charges are waived for the following shareholders and in the following situations:

•Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing

•Shares purchased in an Edward Jones fee-based program

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment

•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account

•Shares exchanged into class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus

•Exchanges from class C shares to class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

Contingent Deferred Sales Charge (CDSC) Waivers

•If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•Death or disability of the shareholder

•Systematic withdrawals with up to 10% per year of account value

•Return of excess contributions from an Individual Retirement Account (IRA)

•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

•Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones

•Shares exchanged in an Edward Jones fee-based program

•Shares acquired through NAV reinstatement

Other Important Information

•Minimum Purchase Amounts

o $250 initial purchase minimum

o $50 subsequent purchase minimum

•Minimum Balances

•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•A fee-based account held on an Edward Jones platform

•A 529 account held on an Edward Jones platform

•An account with an active systematic investment plan or letter of intent (LOI)

•Changing Share Classes

•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares

Oppenheimer & Co. Inc. ("OPCO")

Shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares available at OPCO

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•Shares purchased by or through a 529 Plan

•Shares purchased through an OPCO affiliated investment advisory program

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)

•A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•Employees and registered representatives of OPCO or its affiliates and their family members

•Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this Prospectus

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Waivers Specific to Stifel, Nicolaus & Company, Incorporated ("Stifel")

Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker- dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

•Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel's policies and procedures All other sales charge waivers and reductions described elsewhere in the Fund' Prospectus or SAI still apply.

EXHIBIT E

COMPARISON OF ORGANIZATIONAL DOCUMENTS AND SHAREHOLDER RIGHTS

The following description is based on relevant provisions of the Delaware Statutory Trust Act (the "Delaware Act"), applicable Massachusetts law and each of the Acquired Trust's and the AIC Trust's operative documents. This summary does not purport to be complete and we refer you to the Delaware Act, applicable Massachusetts law and the relevant entity's operative documents.

In General

The Acquiring Fund is a series of the Acquiring Trust, a statutory trust organized under the laws of the State of Delaware under the name The Victory Portfolios on December 6, 1995. The name of the Acquiring Trust was changed to Victory Portfolios effective August 19, 2015.

The Acquired Fund is a series of the AIC Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on July 18, 1991.

A fund established as a series of a Delaware statutory trust is governed both by the Delaware Act and the trust's governing instrument. The Acquiring Trust is governed by its Second Amended and Restated Trust Instrument, dated as of February 26, 2019 (the "Trust Instrument"), and the Amended and Restated Bylaws, dated as of August 26, 2009 (the "Bylaws"). As is common for Delaware statutory trusts, internal governance matters of the Acquiring Trust are generally a function of the terms of the Trust Instrument and the Bylaws. The Acquiring Trust has taken advantage of the flexibility of the Delaware Act, which generally defers to the terms of a Delaware statutory trust's governing instrument with respect to internal affairs.

A fund organized as a Massachusetts business trust is governed by the trust's declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund's governance in its declaration. The AIC Trust is governed by its Amended and Restated Agreement and Declaration of Trust, dated as of February 18, 1997 (as amended, the "Declaration of Trust"), and Second Amended and Restated Bylaws. All power and authority to manage the fund and its affairs generally resides with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that newer statutory trust laws, such as those of Delaware, provide.

The chart below shows certain provisions of applicable law (where specifically described as such) and the material terms of the Trust Instrument and Bylaws of the Acquiring Trust and the Declaration of Trust and the Bylaws of the AIC Trust. If a provision is not specifically noted to be or described as a provision of applicable law (for example, by specific reference to the Delaware Act), such provision is a term of the Trust Instrument or Bylaws of the Acquiring Trust or the Declaration of Trust or the Bylaws of the AIC Trust.

	Acquiring Trust	AIC Trust

Shareholder	Shareholders of the Acquiring Trust are protected	Shareholders will not be subject to personal liability
Liability	from liability under Delaware Act, which provides	for the obligations of the Acquired Fund or the AIC
	that, except to the extent otherwise provided in the	Trust. The governing instrument for the AIC Trust
	governing instrument of the Acquiring Trust,	also contains an express disclaimer of personal
	shareholders of a Delaware statutory trust are entitled	liability for shareholders. Under Massachusetts law,
	to the same limitation of personal liability as is	shareholders of a business trust could, under certain
	extended to stockholders of a private corporation for	circumstances, be held personally liable as partners
	profit organized under the general corporation law of	for the obligations of the AIC Trust. However, the
	the state of Delaware.	AIC Trust's Declaration of Trust contains an express
disclaimer of shareholder liability for obligations of
	In addition, if any shareholder of a series of the	the Acquired Fund and requires that notice of such
	Acquiring Trust is exposed to liability by reason of a	disclaimer be given in each agreement, obligation or
	claim or demand relating solely to his or her being or	instrument entered into or executed by or on behalf of
	having been a shareholder of such series, and not	the Acquired Fund or the trustees. Moreover, the AIC
E-1

	Acquiring Trust	AIC Trust

	because of his or her acts or omissions or for some	Trust's Declaration of Trust provides for
	other reason, the shareholder or former shareholder	indemnification out of the Acquired Fund property
	(or his or her heirs, executors, administrators, or other	for any shareholder held personally liable for the
	legal representatives or in the case of a corporation or	obligations of the Acquired Fund.
other entity, its corporate or other general successor)
shall be entitled to be held harmless from and
indemnified against all loss and expense arising from
such liability but only out of assets belonging to the
particular series of which such person is or was a
shareholder and from or in relation to which such
liability arose.

Shareholder	The Investment Company Act of 1940, as amended	The 1940 Act requires a vote of shareholders on
Voting Rights	(the "1940 Act") requires a vote of shareholders on	matters that Congress has determined might have a
	matters that Congress has determined might have a	material effect on shareholders and their investments.
	material effect on shareholders and their investments.	For example, shareholder consent is required under
	For example, shareholder consent is required under	the 1940 Act to approve new investment advisory
	the 1940 Act to approve new investment advisory	agreements in many cases, an increase in an advisory
	agreements in many cases, an increase in an advisory	fee or a Rule 12b-1 fee, changes to fundamental
	fee or a Rule 12b-1 fee, changes to fundamental	policies, the election of directors or trustees in certain
	policies, the election of directors or trustees in certain	circumstances, and the merger or reorganization of a
	circumstances, and the merger or reorganization of a	fund in certain circumstances, particularly where the
	fund in certain circumstances, particularly where the	merger or consolidation involves an affiliated party.
	merger or consolidation involves an affiliated party.	The AIC Trust's operative documents provide that
The Trust Instrument provides that, as determined by
Acquired Fund shareholders have the right to vote
	the trustees without the vote or consent of	only (1) for the election or removal of Trustees; (2)
	shareholders (except as required by the 1940 Act), on	with respect to any investment adviser as provided in
	any matter submitted to a vote of shareholders, either	the Declaration of Trust; (3) with respect to any
	(i) each whole share is entitled to one vote as to any	termination of the AIC Trust or the Acquired Fund to
	matter on which it is entitled to vote, and each	the extent and as provided in the Declaration of Trust;
	fractional share is entitled to a proportionate	(4) with respect to any amendment of the Declaration
	fractional vote or (ii) each dollar of net asset value	of Trust of the AIC Trust to the extent as provided in
	shall be entitled to one vote on any matter on which	the Declaration of Trust; (5) to the same extent as
	such shares are entitled to vote and each fractional	stockholders of a Massachusetts business corporation
	dollar amount shall be entitled to a proportionate	as to whether or not a court action, proceeding or
	fractional vote.	claim should or should not be brought or maintained
derivatively or as a class action on behalf of the AIC
	The shareholders have the power to vote only (i) for	Trust or the shareholders; and (6) with respect to such
	the election or removal of trustees to the extent	additional matters relating to the AIC Trust as may be
	provided in the Trust Instrument, (ii) with respect to	required by law, by the Declaration of Trust, by the
	any investment advisory contract as required under	Bylaws or by any registration of the AIC Trust with
	the 1940 Act, or other law, contract or order	the SEC or any state, or as the trustees may consider
	applicable to the Acquiring Trust, (iii) with respect to	necessary or desirable.
an amendment of the Trust Instrument as may be
	required by law or by the Acquiring Trust's	Each whole share will be entitled to one vote as to any
	registration statement filed with the SEC and on any	matter on which it is entitled to vote and each
	amendment submitted to them by the trustees, and	fractional share will be entitled to a proportionate
	(iv) with respect to such additional matters relating to	fractional vote.
the Acquiring Trust as may be required by law, by the
	Trust Instrument, or by any registration of the	Notwithstanding any other provisions of the
	Acquiring Trust with the SEC or any state, or as the	Declaration of Trust, or any matter submitted to a
	trustees may consider desirable.	vote of shareholders, all shares of the AIC Trust then
entitled to vote will be voted by individual series or
E-2

Acquiring Trust	AIC Trust

Notwithstanding the foregoing, the trustees may take	class, except (1) when required by the 1940 Act,
action without a shareholder vote if (i) the trustees	shares shall be voted in the aggregate and not by
have obtained an opinion of counsel that a vote or	individual series or class, and (2) when the trustees
approval of such action by shareholders is not	have determined that the matter affects only the
required under the 1940 Act or any other applicable	interests of one or more series or class, then only
laws, or any registrations, undertakings, or	shareholders of such series or class will be entitled to
agreements of the Acquiring Trust known to such	vote thereon. There will be no cumulative voting in
counsel, and (ii) if the trustees determine that the	the election of trustees.
taking of such action without a shareholder vote
would be consistent with the best interests of the
shareholders (considered as a group).
There is no cumulative voting in the election of
trustees.
On any matter submitted to a vote of shareholders, all
shares will be voted separately by individual series,
and whenever the trustees determine that the matter
affects only certain series, may be submitted for a
vote by only such series, except (i) when required by
the 1940 Act, shares shall be voted in the aggregate
and not by individual series and (ii) when the trustees
have determined that the matter affects the interests
of more than one series and that voting by
shareholders of all series would be consistent with the
1940 Act, then the shareholders of all such series shall
be entitled to vote thereon (either by individual series
or by shares voted in the aggregate, as the trustees in
their discretion may determine). The trustees may
also determine that a matter affects only the interests
of one or more classes of a series, in which case (or if
required under the 1940 Act) such matter shall be
voted on by such class or classes.
Subject to applicable federal law including the 1940
Act, and except as otherwise determined by the
trustees, upon redemption, redeemed shares shall no
longer be deemed outstanding or carry any voting
rights irrespective of whether a record date for any
matter on which such shares were entitled to vote had
been set on a date prior to the date on which such
shares were redeemed. In making a determination as
to whether redeemed shares shall be deemed
outstanding and carry any voting rights with respect
to any matter on which such shares were entitled to
vote prior to redemption, subject to applicable federal
law including the 1940 Act, the trustees may, among
other things, determine that shares redeemed between
the record date set for any matter on which such
shares were entitled to vote and the meeting date for
such matter shall be deemed to be outstanding and
retain voting rights notwithstanding such redemption,
which determination may be made for any reason
including if the trustees determine that it would not
E-3

	Acquiring Trust	AIC Trust

be reasonably practicable to obtain a quorum if all of
the shares redeemed after the record date for such
matter and before the meeting date no longer were
deemed outstanding and carried any voting rights.

Shareholder	The Acquiring Trust is not required to hold annual	The AIC Trust is not required to hold annual meetings
Meetings, Quorum	meetings of shareholders.	of shareholders.
and Vote
Requirements	Special shareholder meetings may be called by the	Special meetings of shareholders may be called by the
	trustees and shall be called by the trustees upon the	trustees, by the president or, if the trustees and the
	written request of shareholders owning at least one	president shall fail to call any meeting of shareholders
	tenth of the outstanding shares of the Acquiring Trust	for a period of 30 days after written application of one
	entitled to vote.	or more shareholders who hold at least 25% of all
shares issued and outstanding and entitled to vote at
	One-third of shares outstanding and entitled to vote in	the meeting, then such shareholders may call such
	person or by proxy as of the record date for a	meeting.
shareholders' meeting shall be a quorum for the
	transaction of business at such shareholders' meeting,	Except as otherwise provided by the 1940 Act, a
	except that where any provision of law or of the Trust	majority of the shares entitled to vote shall be a
	Instrument permits or requires that holders of any	quorum for the transaction of business at a
	series of shares shall vote as a series (or that holders	shareholders' meeting, except that where any
	of a class shall vote as a class), then one-third of the	provision of law or of the Declaration of Trust permits
	aggregate number of shares of that series (or that	or requires that holders of any series or class shall
	class) entitled to vote shall be necessary to constitute	vote as a series or class, then a majority of the
	a quorum.	aggregate number of shares of that series or class
entitled to vote shall be necessary to constitute a
	Except when a larger vote is required by law or by	quorum for the transaction of business by that series
	any provision of the Trust Instrument or the Bylaws,	or class. If a quorum is present at any meeting, a
	a majority of the shares voted in person or by proxy	majority of the shares voted decide such matter voted
	shall decide any questions and a plurality shall elect a	upon, except a plurality vote is necessary for the
	trustee, provided that where any provision of law or	election of Trustees, provided that where any
	of the Trust Instrument permits or requires that the	provision of law or of the Declaration of Trust permits
	holders of any series shall vote as a series (or that the	or requires that the holders of any series or class shall
	holders of any class shall vote as a class), then a	vote as a series or class, then a majority of the shares
	majority of the shares present in person or by proxy	of that series or class voted on the matter shall decide
	of that series (or class), voted on the matter in person	that matter insofar as that series or class is concerned.
or by proxy shall decide that matter insofar as that
series (or class) is concerned.
Shareholders may act by unanimous written consent,
to the extent not inconsistent with the 1940 Act, and
any such actions taken by a series (or class) may be
consented to unanimously inwriting by shareholders
of that series (or class).

Shareholder	Any action taken by shareholders may be taken	Any action taken by shareholders may be taken
Consent	without a meeting if all shareholders entitled to vote	without a meeting if a majority of shareholders
	on the matter consent to the action in writing and the	entitled to vote on the matter (or such larger votes as
	written consents are filed with the records of meetings	shall be required by any provision of the Declaration
	of shareholders of the Acquiring Trust. The consent	of Trust or the Bylaws) consent to the action in
	will be treated for all purposes as a vote taken at a	writing and such written consents are filed with the
	meeting of shareholders held at the principal place of	records of the meetings of shareholders. Such consent
	business of the Acquiring Trust.	shall be treated for all purposes as a vote taken at a

E-4

	Acquiring Trust	AIC Trust

meeting of shareholders.

Notice to	Written notice shall be sent, by first class mail or such	A written notice of each meeting of shareholders,
Shareholders of	other means determined by the trustees, at least 10	stating the place, date and hour and the purposes of
Record Date	days prior to the meeting. The trustees may close the	the meeting, shall be given at least seven days before
	share transfer books of the Acquiring Trust for a	the meeting to each shareholder entitled to vote
	period not exceeding 90 days preceding the date of	thereat by leaving such notice with him or at his
	any meeting of shareholders or, in lieu of closing the	residence or usual place of business or by mailing it,
	share transfer books, the trustees may fix in advance	postage prepaid, and addressed to such shareholder at
	a date, not exceeding 90 days preceding the date of	his address as it appears in the records of the AIC
	any meeting of shareholders as a record date for the	Trust.
determination of the shareholders entitled to notice
	of, and to vote at, any such meeting.	The trustees may fix in advance a time, which shall
not be more than 90 days before the date of any
meeting of shareholders, as the record date for
determining the shareholders having the right to
notice and to vote at such meeting and any
adjournment thereof, and in such case only
shareholders of record on such record date shall have
such right, notwithstanding any transfer of shares on
the books of the AIC Trust after the record date.

Shareholder	Shares may be voted in person or by proxy. A proxy	Shares may be voted in person or by proxy.
Proxies	with respect to shares held in the name of two or more
	persons will be valid if executed by any one of them	A proxy with respect to shares held in the name of
	unless at or prior to exercise of the proxy the	two or more persons shall be valid if executed by any
	Acquiring Trust receives a specific written notice to	one of them unless at or prior to the exercise of the
	the contrary from any one of them. A proxy	proxy the AIC Trust receives a specific written notice
	purporting to be exercised by or on behalf of a	to the contrary from any one of them. A proxy
	shareholder will be deemed valid unless challenged at	purporting to be executed by or on behalf of a
	or prior to its exercise and the burden of proving	shareholder shall be deemed valid unless challenged
	invalidity rests on the challenger.	at or prior to its exercise and the burden of proving
invalidity shall rest on the challenger.

Trustee Power to	Except as specifically provided in the Trust	The Declaration of Trust may be amended at any time
Amend	Instrument, the trustees may, without shareholder	by an instrument in writing signed by a majority of
Organizational	vote, amend or otherwise supplement the Trust	the then trustees when authorized to do so by a vote
Document	Instrument by making an amendment, a Trust	of shareholders holding a majority of the shares
	Instrument supplement, or an amended and restated	entitled to vote, except that an amendment which
	trust instrument; provided that shareholders shall	shall affect the holders of one or more series or
	have the right to vote (a) on any amendment as may	classes of shares but not the holders of all outstanding
	be required by law or by the Acquiring Trust's	series as classes shall be authorized by vote of the
	registration statement filed with the SEC and (b) on	shareholders holding a majority of the shares entitled
	any amendment submitted to them by the trustees.	to vote of each series or classes affected and no vote
of shareholders of a series or of classes not affected
	The Bylaws may be altered, amended or repealed, or	shall be required. Amendments having the purpose of
	new Bylaws may be adopted by (a) a vote of holders	changing the name of the AIC Trust or of supplying
	of the majority of the outstanding shares entitled to	any omission, curing any ambiguity or curing,
	vote or (b) by the trustees, provided, however, that no	correcting or supplementing any defective or
	Bylaw may be amended, adopted or repealed by the	inconsistent provision contained in the Declaration of
	trustees if such amendment, adoption or repeal is	Trust shall not require authorization by shareholder
	required by the 1940 Act to be submitted to a vote of	vote.
the shareholders.

E-5

	Acquiring Trust				AIC Trust

The Bylaws may be amended or repealed, in whole or
in part, by a majority of the trustees then in office at
any meeting of the trustees, or by one or more
writings signed by such majority.

Termination of	The trustees may dissolve and liquidate the Acquiring				The AIC Trust may be terminated at any time by vote
Trust	Trust, any series or class at any time without				of shareholders holding at least a majority of the
	shareholder approval.				shares entitled to vote or by the trustees by written
notice to the shareholders. Any series of shares may
be terminated at any time by vote of shareholders
holding at least a majority of the shares of such series
entitled to vote or by the trustees by written notice to
the shareholders of such series.

Merger or	The trustees may (i) cause the Acquiring Trust to				The Acquired Fund may (1) consolidate or merge
Consolidation	merge or consolidate with or into, or convert into, one				with one or more other trusts, partnerships,
	or more trusts, partnerships, associations,				associations or corporations, including any series or
	corporations, limited liability companies or other				class thereof, organized under the laws of the
	business entities so long as the surviving or resulting				Commonwealth of Massachusetts or any other state
	entity is an open-end management investment				of the United States; or (2) transfer a substantial
	company under the 1940 Act, or is a series thereof,				portion of its assets to one or more other trusts,
	that will succeed to or assume the Acquiring Trust's				partnerships, associations or corporations, including
	registration under the 1940 Act and which is formed,				any series or class thereof, organized under the laws
	organized or existing under the laws of a state,				of the Commonwealth of Massachusetts or any other
	commonwealth, possession or colony of the United				state of the United States, any such consolidation,
	States or (ii) cause the Acquiring Trust to incorporate				merger or transfer to be upon such terms and
	under the laws of Delaware.				conditions as are specified in an agreement and plan
of reorganization authorized and approved by the
	In addition, the trustees may, subject to a vote of a				trustees and entered into by the relevant series in
	majority of the trustees and any shareholder vote				connection therewith. Any such consolidation,
	required under the 1940 Act, if any, cause the				merger or transfer may be authorized by vote of a
	Acquiring Trust to merge or consolidate with or into				majority of the trustees then in office without the
	one, or convert into, one or more trusts, partnerships,				approval of shareholders of any series.
	associations,	limited	liability	companies,
corporations or other business entities formed,
organized or existing under the laws of a state,
commonwealth, possession, or colony of the United
States.

Composition of the	The number of trustees shall be such number as shall				The AIC Trust Board shall be composed of between
Board of Trustees	be fixed from time to time by a majority of the				no less than three nor more than fifteen Trustees, each
	trustees, provided, however, that the number of				of whom shall hold office during the lifetime of the
	trustees shall in no event be less than two (2).				AIC Trust or until the election and qualification of his
or her successor, or until he or she sooner dies, resigns
	Trustees may be removed, with or without cause, at				or is removed.
	any meeting of shareholders of the Acquiring Trust				By vote of the shareholders holding a majority of the
by a vote of shareholders owning at least two-thirds
	of the outstanding shares of the Acquiring Trust. Any				shares entitled to vote, the shareholders of the AIC
	trustee may be removed, with or without cause, at any				Trust may remove a trustee with or without cause. By
	time by written instrument, signed by at least two-				vote of a majority of the trustees then in office, the
	thirds of the number of trustees prior to such removal.				trustees may remove a trustee.

Trustee Liability	The trustees shall not, when acting in such capacity,				The trustees shall not be responsible or liable in any
	be personally	liable to any	person	other than the	event for any neglect or wrongdoing of any officer,
E-6

	Acquiring Trust	AIC Trust

	Acquiring Trust or the shareholders for any act,	agent, employee, investment adviser or administrator,
	omission, or obligation of the Acquiring Trust, any	principal underwriter or custodian, nor shall any
	trustee or any officer of the Acquiring Trust. The	trustee be responsible for the act or omission of any
	trustees shall not be liable for any act or omission or	other trustee, but nothing contained in the Declaration
	any conduct whatsoever in his or her capacity as	of Trust shall protect any trustee against any liability
	trustee of the Acquiring Trust, provided that nothing	to which he or she would otherwise be subject by
	contained in the Trust Instrument or in the Delaware	reason of willful misfeasance, bad faith, gross
	Act shall protect any trustee of the Acquiring Trust	negligence or reckless disregard of the duties
	against any liability to the Acquiring Trust or to	involved in the conduct of his or her office.
shareholders to which he or she would otherwise be
subject by reason of willful misfeasance, bad faith,
gross negligence, or reckless disregard of the duties
involved in the conduct of the office of trustee of the
Acquiring Trust.

Trustee	A trustee of the Acquiring Trust shall be indemnified	A trustee or officer of the AIC Trust shall be
Indemnification	by the Acquiring Trust to the fullest extent permitted	indemnified by the AIC Trust to the fullest extent
	by law against liability and against all expenses	permitted by law for any claim or action in which he
	reasonably incurred or paid by him or her in	or she becomes involved as a party or otherwise by
	connection with any claim or action in which he or	virtue of his being or having been a trustee or officer
	she becomes involved as a party or otherwise by	and against amounts paid or incurred by him or her in
	virtue of his or her being or having been a trustee and	settlement thereof. No indemnification shall be
	against amounts paid or incurred by him or her in the	provided to a trustee or officer: (a) against any
	settlement thereof. However, no indemnification is	liability to the AIC Trust or its shareholders by reason
	provided to a trustee to be liable to the Acquiring	of a final adjudication by the court or other body
	Trust or its shareholders by reason of willful	before which the proceeding was brought that he or
	misfeasance, bad faith, gross negligence, or reckless	she engaged in willful misfeasance, bad faith, gross
	disregard of the duties involved in the conduct of his	negligence or reckless disregard of the duties
	or her office or not to have acted in good faith in the	involved in the conduct of his or her office; (b) with
	reasonable belief that his or her action was in the best	respect to any matter as to which he or she shall have
	interest of the Acquiring Trust; or in the event of a	been finally adjudicated not to have acted in good
	settlement, unless there has been a determination that	faith in the reasonable belief that his or her action was
	such trustee did not engage in willful misfeasance,	in the best interests of the AIC Trust; or (c) in the
	bad faith, gross negligence, or reckless disregard of	event of a settlement or other disposition not
	the duties involved in the conduct of his or her office.	involving a final adjudication (as provided in (a) or
(b) above) and resulting in a payment by a trustee or
officer, unless there has been either a determination
that such trustee or officer did not engage in willful
misfeasance, bad faith, gross negligence or reckless
disregard of the duties involved in the conduct of his
or her office by the court or other body approving the
settlement or other disposition or a reasonable
determination, based on a review of readily available
facts(as opposed to a full trial-type inquiry) that he
did not engage in such conduct: (i) by a vote of a
majority of the Disinterested Trustees acting on the
matter (provided that a majority of the disinterested
trustees then in office act on the matter); or (ii)by
written opinion of independent legal counsel.

Inspection of	The original or a copy of the Trust Instrument and of	The original or a copy of the Declaration of Trust and
Books and	each amendment thereto is kept at the office of the	of each amendment thereto shall be kept at the office
Records

E-7

	Acquiring Trust	AIC Trust

	Acquiring Trust where it may be inspected by any	of the AIC Trust where it may be inspected by any
	shareholder.	shareholder.
The Bylaws provide that the trustees shall determine
whether and to what extent, at what times and places,
and under what conditions and regulations the
accounts and books of the Acquiring Trust shall be
open for shareholder inspection, and no shareholder
shall have any right to inspect any account or book or
document of the Acquiring Trust except as conferred
by law or otherwise by the trustees or by resolution of
shareholders.

Involuntary	The trustees may require shareholders to redeem	The AIC Trust may purchase, repurchase or redeem
Redemption of	shares for any reason under terms set by the trustees,	Shares in accordance with such other methods, upon
Accounts	including, but not limited to, (i) the determination of	such other terms and subject to such other conditions
	the trustees that direct or indirect ownership of shares	as the trustees may from time to time authorize at a
	of any series has or may become concentrated in such	price not exceeding the net asset value of such shares
	shareholder to an extent that would disqualify any	in effect when the purchase or repurchase or any
	series as a regulated investment company under the	contract to purchase or repurchase is made.
Internal Revenue Code of 1986, as amended, (ii) the
failure of a shareholder to supply a tax identification
number if required to do so, or to have the minimum
investment required, (iii) the failure of a shareholder
to pay when due for the purchase of shares issued to
him, or (iv) the shares owned by such shareholder
being below the minimum investment set by the
trustees, from time to time, for investments in the
Acquiring Trust or in such series or classes, as
applicable.
The trustees or their authorized agents may establish,
from time to time, one or more minimum investment
amounts for shareholder accounts, which may differ
within and among any series or class, and may impose
account fees on (which may be satisfied by
involuntarily redeeming the requisite number of
shares in any such account in the amount of such fee),
and/or require the involuntary redemption of shares
held in, those accounts the net asset value of which
for any reason falls below such established minimum
investment amounts, or may authorize the Acquiring
Trust to convert any such shares in such account to
shares of another series or class (whether of the same
or a different series), or take any other such action
with respect to minimum investment amounts as may
be deemed necessary or appropriate by the trustees or
their authorized agents, in each case upon such terms
as shall be established by the trustees or their
authorized agents.

Derivative Actions	The Delaware Act permits a beneficial owner to bring	Massachusetts has what is commonly referred to as a
	a derivative action in the right of a statutory trust to	"universal demand statute," which requires that a
	recover a judgment in its favor if persons with the	shareholder make a written demand on the board,
E-8

	Acquiring Trust				AIC Trust

authority to do so have refused to bring the action or					requesting the board members to bring an action,
if an effort to cause those persons to bring the action					before the shareholder is entitled to bring or maintain
is not likely to succeed, but that right may be subject					a court action or claim on behalf of the entity.
to such additional standards and restrictions as are set
forth in the Trust Instrument and Bylaws.					The AIC Trust's operative documents provide that
shareholders of the AIC Trust have the power to vote
The Trust Instrument provides that, in addition to the					as to whether or not a court action, proceeding or
requirements set forth in Section 3816 of the					claim should or should not be brought or maintained
Delaware Act, a shareholder may bring a derivative					derivatively or as a class action on behalf of the AIC
action on behalf of the Acquiring Trust only if the					Trust or its shareholders. Such shareholders have the
	following conditions are met:				power to vote to the same extent as the stockholders
The shareholder must make a pre-suit demand upon					of a Massachusetts corporation.

the trustees to bring the subject action unless an effort
to cause the trustees to bring such an action is not
likely to succeed. For purposes of the foregoing, a
demand on the trustees shall only be deemed not
likely to succeed and therefore excused if a majority
of the board of trustees, or a majority of any
committee established to consider the merits of such
action is composed of trustees who are not
"independent trustees" (as such term is defined in the
Delaware Act).
Unless a demand is not required as described the
immediately	preceding	sentence	and	the
corresponding provisions of the Trust Instrument,
shareholders eligible to bring such derivative action
under the Delaware Act who collectively hold at least
10% of the total combined net asset value of the
outstanding shares of the Acquiring Trust, or 10% of
the total combined net asset value of the outstanding
shares of the series or class to which such action
relates if it does not relate to all series and classes,
shall join in the request for the trustees to commence
such action.

Unless a demand is not required as set forth above and in the corresponding provisions of the Trust Instrument, the trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Acquiring Trust for the expense of any such advisors in the event that the trustees determine not to bring such action.

For purposes of the foregoing, the board of trustees may designate a committee of one trustee to consider a shareholder demand if necessary to create a committee with a majority of trustees who do not have a personal financial interest in the transaction at

E-9

Acquiring Trust	AIC Trust

issue. In addition to all suits, claims or other actions (collectively, "claims") that under applicable law must be brought as derivative claims, each shareholder of the Acquiring Trust or any series or class agrees that any claim that affects all shareholders of a series or class equally, that is, proportionately based on their number of shares in such series or class, must be brought as a derivative claim subject to the applicable provisions of the Trust Instrument irrespective of whether such claim involves a violation of the shareholders' rights under the Trust Instrument or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim.

* * *

The foregoing is only a summary of certain rights of shareholders under the organizational documents governing the Acquiring Trust, the Acquiring Fund, the AIC Trust and the Acquired Fund, and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

E-10

EXHIBIT F

PRINCIPAL HOLDERS

To the knowledge of the Acquired Fund, the following are the only persons who owned of record or beneficially five percent or more of the outstanding shares of the Acquired Fund, as of March 3, 2021. The AIC Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency or custodial customers. Persons beneficially owning more than 25% of the Acquired Fund's outstanding shares may be deemed to "control" the Acquired Fund within the meaning of the 1940 Act. Shareholders controlling the Acquired Fund may have a significant impact on any shareholder vote of the Fund.

Name and Address	Class of Shares	% of Class
NATIONAL FINANCIAL SERVICES LLC	Investor Class	50.95%
FOR THE EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT FL 4
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
CHARLES SCHWAB & CO INC	Investor Class	22.16%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

PERSHING LLC	Investor Class	9.38%
P O BOX 2052
JERSEY CITY NJ 07303-2052
MERRILL LYNCH PIERCE FENNER &	Investor Class	6.49%
SMITH
FOR THE SOLE BENEFIT OF ITS
CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

CHARLES SCHWAB & CO INC	Institutional Class	80.59%
SPECIAL CUSTODY A/C FBO
CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
ALBURY'S OWN PTY LTD	Institutional Class	6.50%
PO BOX 5570
MAROOCHYDORE BC QLD 4558
AUSTRALIA

DF GLOBAL PTY LTD	Institutional Class	5.58%
LEVEL 1 863 HIGH ST

ARMADALE 3143

VICTORIA AUSTRALIA

F-1

EXHIBIT G

FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUND

The tables that follow present performance information about the Acquired Fund. The information is intended to help you understand the Acquired Fund's financial performance for the past five fiscal years. Some of this information reflect financial information for a single Acquired Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Acquired Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2020 Annual Report of the Acquired Fund, which is available upon request by calling the Acquired Fund at 1-855-THB-FUND.

Institutional Class Shares

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$15.56	$16.58	$18.59	$13.75	$12.52
Income (Loss) from Investment
Operations:
Net Investment Loss*	(0.10)	(0.08)	(0.10)	(0.08)	(0.06)
Net Realized and Unrealized Gain
(Loss)	0.83^	(0.44)	0.24	4.92	1.29
Total from Investment Operations	0.73	(0.52)	0.14	4.84	1.23
Dividends and Distributions:
Capital Gains	(0.09)	(0.50)	(2.15)	-	-
Total Dividends and Distributions	(0.09)	(0.50)	(2.15)	-	-
Net Asset Value, End of Year	$16.20	$15.56	$16.58	$18.59	$13.75
Total Return†	4.68%	(2.86)%	0.73%	35.20%	9.82%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$50,206	$73,403	$89,159	$81,076	$57,320
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Expenses to Average Net Assets
(Excluding Waivers and
Reimbursements)	1.98%	1.75%	1.70%	1.78%	2.00%
Ratio of Net Investment Loss to Average
Net Assets	(0.70)%	(0.48)%	(0.55)%	(0.48)%	(0.50)%
Portfolio Turnover Rate	62%	31%	35%	58%	65%

Amounts designated as "-" are either not applicable, $0 or have been rounded to $0.

* Per share calculations were performed using average shares for the period.

^The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

†Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

G-1

Investor Class Shares

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$15.00	$16.08	$18.14	$13.49	$12.35
Income (Loss) from Investment
Operations:
Net Investment Loss*	(0.17)	(0.14)	(0.15)	(0.16)	(0.12)
Net Realized and Unrealized Gain
(Loss)	0.81^	(0.44)	0.24	4.81	1.25
Total from Investment Operations	0.64	(0.58)	0.09	4.65	1.13
Redemption Fees	0.00	0.00	0.00	0.00	0.01
Dividends and Distributions:
Capital Gains	(0.09)	(0.50)	(2.15)	-	-
Total Dividends and Distributions	(0.09)	(0.50)	(2.15)	-	-
Net Asset Value, End of Year	$15.55	$15.00	$16.08	$18.14	$13.49

Total Return†	4.25%	(3.34)%	0.45%	34.47%	9.23%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$493	$627	$1,041	$679	$662
Ratio of Expenses to Average Net Assets	1.70%	1.70%	1.55%	1.75%	1.75%
Ratio of Expenses to Average Net Assets
(Excluding Waivers and
Reimbursements)	2.45%	2.20%	2.00%	2.29%	2.51%
Ratio of Net Investment Loss to Average
Net Assets	(1.17)%	(0.92)%	(0.86)%	(0.97)%	(0.99)%
Portfolio Turnover Rate	62%	31%	35%	58%	65%

Amounts designated as "-" are either not applicable, $0 or have been rounded to $0.

* Per share calculations were performed using average shares for the period.

^ The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

†Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and reimbursed other expenses.

G-2

STATEMENT OF ADDITIONAL INFORMATION

March [   ], 2021

THB Asset Management MicroCap Fund,

a series of THE ADVISOR'S INNER CIRCLE FUND

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(855) THB-FUND

In exchange for shares of the corresponding shares of

Victory THB US Small Opportunities Fund,

a series of VICTORY PORTFOLIOS

4900 Tiedeman Road

Brooklyn, Ohio 44144

(800)-539-3863

This Statement of Additional Information ("SAI"), dated March [   ], 2021, is not a prospectus and should be read in conjunction with the combined prospectus/proxy statement dated March  [   ], 2021 (the "Prospectus/Proxy Statement") related to the reorganization of THB Asset Management MicroCap Fund (the "Acquired Fund"), a series of The Advisors' Inner Circle Fund (the "AIC Trust), into Victory TBH US Small Opportunities Fund (the "Acquiring Fund"), a series of Victory Portfolios (the "Acquiring Trust"). The Prospectus/Proxy Statement may be obtained from the Acquiring Trust on behalf of the Acquiring Fund, by writing or calling the Acquiring Trust at the address and telephone number shown above.

The Acquired Fund and the Acquiring Fund are each referred to as a "Fund" and collectively referred to as the "Funds."

GENERAL INFORMATION

Victory Portfolios (the "Trust") was organized as a Delaware statutory trust (formerly referred to as a "business trust") on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust currently consists of 51 series.

This SAI relates to the shares of the Acquiring Fund and its classes. The Acquiring Fund has been newly formed for the purposes of completing the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization will involve the transfer and delivery of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by such Acquiring Fund of all liabilities of the Acquired Fund and newly-issued shares of such Acquiring Fund (the "Acquiring Fund Shares"). Acquiring Fund Shares will then be distributed pro rata by the Acquired Fund to its shareholders. All of the outstanding shares of the Acquired Fund will be redeemed and the Acquired Fund will be terminated, dissolved and liquidated as a series of the AIC Trust. The Fund, which has no assets or liabilities, will commence operations upon the completion of the Reorganization. Upon completion of the Reorganization, the Class A and Class I shares of the Acquiring Fund, as applicable, will assume the performance, financial and other historical information of the Investor Class and Institutional Class shares of the Acquired Fund, respectively.

Capitalized terms not defined herein are used as defined in the Prospectus/Proxy Statement. No investment in shares of a Fund should be made without first reading the Prospectus/Proxy Statement.

INFORMATION INCORPORATED BY REFERENCE

The following documents are incorporated by reference into this SAI:

The Statement of Additional Information of the Acquired Fund, dated March 1, 2021, (File No. 033-42484), filed with the Securities and Exchange Commission ("SEC") on February 26, 2021, as supplemented through the date of the Prospectus/Proxy Statement. Additional copies of the foregoing Statement of Additional Information of the Acquired Fund may be obtained by calling 1-855-THB-FUND or by writing to THB Asset Management MicroCap Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009.

The Annual Report to Shareholders of the Acquired Fund, dated October 31, 2020 (File No. 033-42484), filed with the SEC on January 11, 2021.

The Statement of Additional Information of Victory Portfolios relating to the Acquiring Fund, dated March 16, 2021, (file No. 033-08982), filed with the SEC on March 16, 2021, as supplemented through the date of this combined prospectus/proxy statement. Additional copies of the Statement of Additional Information of the Acquiring Fund may be obtained upon request made to Victory Funds, P.O. Box 182593, Columbus, Ohio 43218-2593, by calling toll-free 800-539-FUND (800-549-3863) or at www.VictoryFunds.com.

FINANCIAL STATEMENTS

This SAI incorporates by reference the Annual Report to Shareholders of the Acquired Fund for the fiscal year ended October 31, 2020, which has been filed with the SEC. This report contains historical financial information regarding the Acquired Fund. The financial statements therein and the report of independent registered public accountants therein are incorporated herein by reference.

This SAI does not contain financial statements or pro forma financial statements for the Acquiring Fund because the Acquiring Fund will not commence operations until the consummation of the Reorganization, at which time the Acquiring Fund will assume the performance, financial and other historical information of its Acquired Fund. After the Reorganization, the Acquired Fund will be the accounting survivor.

SUPPLEMENTAL INFORMATION

A table showing the currents fees and expenses of the Acquired Fund and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the "Comparison of the Acquired Fund and Acquiring Fund—Comparison of Current and Pro Forma Expenses" section of the combined prospectus/proxy Statement.

The Reorganization will not result in a material change to the Acquired Fund's investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

VICTORY PORTFOLIOS

Part C. Other Information

Item 15. INDEMNIFICATION

The response to this item is incorporated by reference to the response to Item 30 of Part C of Post-Effective Amendment No. 184 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 2020, accession number 0001683863-20-014120.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.	EXHIBITS.

1.(a) Certificate of Trust dated December 6, 1995.

(a)(1) Certificate of Amendment dated August 19, 2015 to the Certificate of Trust.

(b)Second Amended and Restated Trust Instrument dated as of February 26, 2019.

2.Bylaws, Amended and Restated as of August 26, 2009.

3.None.

4.Agreement and Plan of Reorganization is incorporated by reference to Exhibit A to the prospectus/proxy statement filed herewith as Part A of this Registration Statement on Form N-14.

5.The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (1)(b) above and in Article IV of the Bylaws referenced in Exhibit (2) above.

6.(a) Investment Advisory Agreement dated as of July 29, 2016 between Registrant and the Adviser. (a)(1) Schedule A to the Advisory Agreement dated July 29, 2016 between, current as of February 2, 2021.

7.(a) Distribution Agreement dated August 1, 2013 between Registrant and Victory Capital Services, Inc.

(a)(1) Schedule I to the Distribution Agreement, as of February 2, 2021.

8.None

9.(a) Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of August 5,

2008.

(a)(1) Amendment and Joinder to the Master Global Custodial Services Agreement dated July 15, 2016.

(a)(2) Amendment and Joinder to the Master Global Custodial Services Agreement dated August 24, 2016.

(a)(3) Amendment and Joinder to the Master Global Custodial Services Agreement dated February 27, 2017.

(a)(4) Amendment and Joinder to the Master Global Custodial Services Agreement dated March 1, 2019.

(a)(5) Amendment and Joinder to the Master Global Custodial Services Agreement dated July 1, 2019.

(a)(6) Amendment and Joinder to the Master Global Custodial Services Agreement dated December 2, 2020.

(filed herewith)

10.(a) Distribution and Service Plan dated August 1, 2013 for Class A shares of Registrant.

(a)(1) Schedule I to Distribution and Service Plan for Class A Shares, current as of February 2, 2021.

(b)Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated October 27, 2020. (b)(1) Schedule A to Amended and Restated Rule 18f-3 Multi-Class Plan, current as of February 2, 2021.

11(a)	(a) Opinion of Morris Nichols Arsht & Tunnell LLP regarding legality of issuance of shares (to be filed by subsequent post-effective amendment)

12.Opinion of Sidley Austin LLP regarding tax matters (to be filed by subsequent post-effective amendment)

13.(a) Expense Limitation Agreement dated as of August 1, 2013 between Registrant and Victory Capital Management Inc.

(a)(1) Schedule A to the Expense Limitation Agreement between Registrant and Victory Capital Management

Inc., as of February 2, 2021.

14.Consent of Independent Registered Public Accounting Firm (filed herewith)

15.None

16.Powers of Attorney of, David Brooks Adcock, Nigel D. T. Andrews, E. Lee Beard, David C. Brown, Dennis Bushe, John L. Kelly, David L. Meyer, Gloria Nelund and Leigh A. Wilson

17.Form of Proxy Card (filed herewith)

ITEM 17. UNDERTAKINGS.

(1)The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York and State of New York, on the 16th day of March 2021.

VICTORY PORTFOLIOS (Registrant)

By: /s/ Christopher K. Dyer

Christopher K. Dyer, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date stated above.

/s/ Christopher K. Dyer	President (Principal Executive Officer)
Christopher K. Dyer
Treasurer (Principal Accounting Officer, and Principal
/s/ Allan Shaer	Financial Officer)
Allan Shaer
*	Chairman of the Board and Trustee
Leigh A. Wilson
*	Trustee
David Brooks Adcock
*	Trustee
Nigel D. T. Andrews
*	Trustee
E. Lee Beard
*	Trustee
David C. Brown
*	Trustee
John L. Kelly
*	Trustee
David L. Meyer
*By: /s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

EXHIBIT INDEX
Exhibit Number	Description of Exhibit
9(a)(6)	Amendment and Joinder to the Master Global Custodial Services
Agreement dated December 2, 2020
14	Consent of Independent Registered Public Accounting Firm
17	Form of Proxy Card